                        PROSPECTUS -- DECEMBER 10, 1998
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                            SUNAMERICA SERIES TRUST
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                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


SunAmerica Series Trust ("Trust") is an open-end management investment company. The Trust consists of 25 Portfolios, each of which has its own investment objectives and policies. This Prospectus includes 23 of the 25 Portfolios of the Trust.


The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

The CORPORATE BOND PORTFOLIO seeks high total return with only moderate price risk by investing primarily in investment grade fixed income securities.

The GLOBAL BOND PORTFOLIO seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, through investment in high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.

The HIGH-YIELD BOND PORTFOLIO seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed income securities of issuers located throughout the world.


The SUNAMERICA BALANCED PORTFOLIO seeks to conserve principal by maintaining, at all times, a balanced portfolio of stocks and bonds.



The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that may include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments (debt securities maturing in 397 days or less) in any combination.

The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income by primarily investing in equity securities that are expected to pay above-average dividends.

The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation by investing primarily in the equity and debt securities of utility companies.


THE HIGH-YIELD BOND AND WORLDWIDE HIGH INCOME PORTFOLIOS INVEST PREDOMINANTLY IN, AND THE CORPORATE BOND, ASSET ALLOCATION, EQUITY INCOME, REAL ESTATE, INTERNATIONAL GROWTH AND INCOME, SMALL COMPANY VALUE AND EMERGING MARKETS PORTFOLIOS MAY INVEST IN, LOWER-RATED AND UNRATED BONDS (ALSO KNOWN AS "JUNK BONDS"). BONDS OF THIS TYPE ARE TYPICALLY SUBJECT TO GREATER MARKET FLUCTUATIONS AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE INVESTMENTS IN LOWER-YIELDING, HIGHER-RATED BONDS. SEE "DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES -- RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS" FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH HIGH-YIELD, HIGH-RISK SECURITIES.


The EQUITY INDEX PORTFOLIO seeks to provide investment results that correspond with the performance of the Standard & Poor's 500 Corporate Stock Price Index ("S&P 500").

The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

The VENTURE VALUE PORTFOLIO seeks growth of capital by investing primarily in common stocks.

The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) primarily through the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

                                                  (Cover continued on next page)
                            ------------------------

This prospectus contains information you should know before investing. Please read it carefully before you invest and keep it for future reference.

Investments in a Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the FDIC.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

(Cover continued from previous page)


The ALLIANCE GROWTH and PUTNAM GROWTH PORTFOLIOS seek long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which its subadviser believes have the potential for appreciation.


The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investing primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation by investing in a broadly diversified portfolio of equity securities of small capitalization companies.

The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of small capitalization growth companies.

The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital with current income as a secondary objective by investing primarily in common stocks traded on markets outside the U.S.

The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and through transactions in foreign currencies.

The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing in accordance with country weightings determined by its subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing mainly in the common stocks and other equity securities of companies that its subadviser believes have above-average growth prospects primarily in emerging markets outside the United States.

Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and may be sold to fund variable life contracts issued in the future. The contracts involve fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract. See the applicable contract prospectus for information regarding contract fees and expenses and any restrictions or limitations.

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                               TABLE OF CONTENTS
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
 TOPIC                                       PAGE
 -----                                       ----
 FINANCIAL HIGHLIGHTS......................    4
 THE TRUST, ITS INVESTMENT OBJECTIVES AND
   POLICIES................................    7
        Cash Management Portfolio..........    8
        Corporate Bond Portfolio...........    8
        Global Bond Portfolio..............    9
        High-Yield Bond Portfolio..........   10
        Worldwide High Income Portfolio....   11
        SunAmerica Balanced Portfolio......   12
        Asset Allocation Portfolio.........   13
        Equity Income Portfolio............   14
        Utility Portfolio..................   15
        Equity Index Portfolio.............   15
        Growth-Income Portfolio............   16
        Federated Value Portfolio..........   16
        Venture Value Portfolio............   17
        "Dogs" of Wall Street Portfolio....   18
        Alliance Growth Portfolio..........   19
        Putnam Growth Portfolio............   19
        Real Estate Portfolio..............   20
        Small Company Value Portfolio......   21
        Aggressive Growth Portfolio........   21
        International Growth and Income
        Portfolio..........................   22
        Global Equities Portfolio..........   22
        International Diversified Equities
        Portfolio..........................   23
        Emerging Markets Portfolio.........   23
 DESCRIPTION OF SECURITIES AND INVESTMENT
   TECHNIQUES..............................   24
 MANAGEMENT................................   35
 PORTFOLIO TURNOVER AND BROKERAGE..........
                                              43
 DIVIDENDS, DISTRIBUTIONS AND FEDERAL
   TAXES...................................   44
 PRICE OF SHARES...........................   45
 PURCHASES AND REDEMPTIONS.................   45
 SHAREHOLDER VOTING RIGHTS.................   45
 INDEPENDENT ACCOUNTANTS...................   46
 GENERAL INFORMATION.......................   46
 SHAREHOLDER INQUIRIES.....................   46
 FINANCIAL INFORMATION.....................   46

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                              FINANCIAL HIGHLIGHTS
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--------------------------------------------------------------------------------

The following Financial Highlights for the Portfolios and periods set forth below, except for the six months ended May 31, 1998 which is unaudited, have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report on the financial statements containing such information is included in the Trust's Annual Report to Shareholders. These Financial Highlights* should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information.

                                                                        DIVIDENDS   DIVIDENDS
                      NET                      NET           TOTAL      DECLARED    FROM NET     NET                   NET
                     ASSET       NET         REALIZED         FROM      FROM NET    REALIZED    ASSET                 ASSETS
                     VALUE     INVEST-     & UNREALIZED     INVEST-      INVEST-     GAIN ON    VALUE                 END OF
                   BEGINNING     MENT     GAIN (LOSS) ON      MENT        MENT       INVEST-    END OF     TOTAL      PERIOD
  PERIOD ENDED     OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS    INCOME       MENTS     PERIOD   RETURN***   (000'S)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                  Cash Management Portfolio
2/9/93-11/30/93     $10.00      $0.19         $ 0.01         $ 0.20      $   --      $   --     $10.20      2.00%    $ 24,603
11/30/94             10.20       0.38          (0.02)          0.36       (0.09)         --      10.47      3.51       89,098
11/30/95             10.47       0.56           0.01           0.57       (0.34)         --      10.70      5.59       90,731
11/30/96             10.70       0.53          (0.02)          0.51       (0.45)         --      10.76      4.92       91,247
11/30/97             10.76       0.53           0.01           0.54       (0.56)         --      10.74      5.22      156,119
5/31/98#             10.74       0.25           0.01           0.26       (0.68)         --      10.32      2.47      256,449
-----------------------------------------------------------------------------------------------------------------------------
                                                  Corporate Bond Portfolio
7/1/93-11/30/93      10.00       0.14           0.05           0.19          --          --      10.19      1.90       11,667
11/30/94             10.19       0.52          (0.87)         (0.35)      (0.05)      (0.04)      9.75     (3.41)      15,869
11/30/95              9.75       0.60           1.00           1.60       (0.53)         --      10.82     17.01       29,475
11/30/96             10.82       0.65           0.03           0.68       (0.41)         --      11.09      6.51       37,207
11/30/97             11.09       0.77           0.21           0.98       (0.53)         --      11.54      9.26       62,272
5/31/98#             11.54       0.39           0.09           0.48       (0.46)         --      11.56      4.18       99,855
-----------------------------------------------------------------------------------------------------------------------------
                                                    Global Bond Portfolio
7/1/93-11/30/93      10.00       0.13           0.17           0.30          --          --      10.30      3.00       25,010
11/30/94             10.30       0.53          (0.86)         (0.33)      (0.09)      (0.05)      9.83     (3.18)      44,543
11/30/95              9.83       0.60           0.97           1.57       (0.38)         --      11.02     16.40       59,759
11/30/96             11.02       0.59           0.54           1.13       (0.75)         --      11.40     10.94       68,221
11/30/97             11.40       0.52           0.38           0.90       (0.75)      (0.04)     11.51      8.43       89,043
5/31/98#             11.51       0.23           0.37           0.60       (0.79)      (0.22)     11.10      5.39       99,194
-----------------------------------------------------------------------------------------------------------------------------
                                                  High-Yield Bond Portfolio
2/9/93-11/30/93      10.00       0.76           0.36           1.12          --          --      11.12     11.20       41,851
11/30/94             11.12       1.20          (1.65)         (0.45)      (0.29)      (0.06)     10.32     (4.26)      55,803
11/30/95             10.32       1.11           0.12           1.23       (1.02)         --      10.53     12.64       82,174
11/30/96             10.53       0.98           0.48           1.46       (0.95)         --      11.04     14.86      113,229
11/30/97             11.04       1.04           0.48           1.52       (0.74)         --      11.82     14.53      195,639
05/31/98#            11.82       0.58           0.27           0.85       (0.66)      (0.08)     11.93      7.28      289,830
-----------------------------------------------------------------------------------------------------------------------------
                                               Worldwide High Income Portfolio
10/28/94-11/30/94    10.00       0.04          (0.09)         (0.05)         --          --       9.95     (0.50)      10,478
11/30/95              9.95       1.10           0.47           1.57       (0.10)         --      11.42     16.02       21,515
11/30/96             11.42       1.25           1.60           2.85       (0.87)      (0.05)     13.35     26.87       49,204
11/30/97             13.35       0.98           0.68           1.66       (0.90)      (0.91)     13.20     14.17      125,224
05/31/98#            13.20       0.53           0.33           0.86       (0.61)      (0.74)     12.71      6.33      147,739
-----------------------------------------------------------------------------------------------------------------------------
                                                SunAmerica Balanced Portfolio
6/3/96-11/30/96      10.00       0.10           1.03           1.13          --          --      11.13     11.30       10,224
11/30/97             11.13       0.23           2.15           2.38       (0.04)      (0.02)     13.45     21.48       44,621
05/31/98#            13.45       0.14           1.50           1.64       (0.11)      (0.36)     14.62     12.21       79,469
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


                                RATIO OF NET
                    RATIO OF     INVESTMENT
                    EXPENSES       INCOME                   AVERAGE
                   TO AVERAGE    TO AVERAGE    PORTFOLIO   COMMISSION
  PERIOD ENDED     NET ASSETS    NET ASSETS    TURNOVER    PER SHARE
----------------------------------------------------------------------
                               Cash Management Portfolio
2/9/93-11/30/93       0.71%+++      2.53%+++       --%          N/A
11/30/94              0.70++        3.73++         --           N/A
11/30/95              0.67          5.32           --           N/A
11/30/96              0.62          4.90           --           N/A
11/30/97              0.63          5.06           --           N/A
5/31/98#              0.62+         5.25+          --           N/A
----------------------------------------------------------------------------------
                                Corporate Bond Portfolio
7/1/93-11/30/93       0.94+++       3.92+++       208           N/A
11/30/94              0.94++        5.21++        419           N/A
11/30/95              0.96++        5.93++        412           N/A
11/30/96              0.97          6.11          338           N/A
11/30/97              0.91          6.99           49           N/A
5/31/98#              0.78+         6.75+          12           N/A
----------------------------------------------------------------------------------------------
                                 Global Bond Portfolio
7/1/93-11/30/93       1.35+++       3.56+++        84           N/A
11/30/94              1.06          5.29          347           N/A
11/30/95              0.95          5.89          339           N/A
11/30/96              0.89          5.44          223           N/A
11/30/97              0.90          4.70          360           N/A
5/31/98#              0.84+         4.02+         118           N/A
----------------------------------------------------------------------------------------------------------
                               High-Yield Bond Portfolio
2/9/93-11/30/93       0.94+++       9.43+++       229           N/A
11/30/94              0.92++       11.07++        225           N/A
11/30/95              0.80         10.80          174           N/A
11/30/96              0.77          9.41          107           N/A
11/30/97              0.75          9.26          243           N/A
05/31/98#             0.69+         9.72+          92           N/A
----------------------------------------------------------------------------------------------------------------------
                            Worldwide High Income Portfolio
10/28/94-11/30/94     1.60+++       4.48+++         2           N/A
11/30/95              1.30         10.46          176           N/A
11/30/96              1.18         10.45          177           N/A
11/30/97              1.10          7.58          146           N/A
05/31/98#            1.07+          8.09+          76           N/A
-----------------------------------------------------------------------------------------------------------------------------
                             SunAmerica Balanced Portfolio
6/3/96-11/30/96       1.00+++       1.92+++        40        0.0600
11/30/97              1.00          1.82          143        0.0600
05/31/98#             0.82+         1.97+          64           N/A
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser
*** Does not reflect expenses that apply to the separate accounts of Anchor
    National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
  + Annualized
  ++ During the periods indicated, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:
 # Unaudited

                                                          EXPENSES                               NET INVESTMENT INCOME
                                           ---------------------------------------     ------------------------------------------
                                           1993   1994   1995   1996   1997   1998     1993   1994    1995    1996    1997   1998
    -----------------------------------------------------------------------------------------------------------------------------
    Cash Management Portfolio............  1.10%  0.78%  0.67%  0.62%  0.63%  0.62%    2.14%   3.65%   5.32%   4.90%  5.06%  5.25%
    Corporate Bond Portfolio.............  1.81   1.09   0.97   0.97   0.91   0.78     3.05    5.06    5.92    6.11   6.99   6.75
    Global Bond Portfolio................  1.81   1.06   0.95   0.89   0.90   0.84     3.10    5.29    5.89    5.44   4.70   4.02
    High-Yield Bond Portfolio............  1.29   0.93   0.80   0.77   0.75   0.69     9.08   11.06   10.80    9.41   9.26   9.72
    Worldwide High Income Portfolio......    --   2.26   1.30   1.18   1.10   1.07       --    3.82   10.46   10.45   7.58   8.07
    SunAmerica Balanced Portfolio........    --     --     --   1.43   1.00   0.82       --      --      --    1.49   1.82   1.95
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------

The following Financial Highlights for the Portfolios and periods set forth below, except for the six months ended May 31, 1998 which is unaudited, have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report on the financial statements containing such information is included in the Trust's Annual Report to Shareholders. These Financial Highlights* should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information.

                                                                        DIVIDENDS   DIVIDENDS
                      NET        NET           NET           TOTAL      DECLARED    FROM NET     NET                     NET
                     ASSET     INVEST-       REALIZED         FROM      FROM NET    REALIZED    ASSET                   ASSETS
                     VALUE       MENT      & UNREALIZED     INVEST-      INVEST-     GAIN ON    VALUE                   END OF
                   BEGINNING    INCOME    GAIN (LOSS) ON      MENT        MENT       INVEST-    END OF     TOTAL        PERIOD
  PERIOD ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS    INCOME       MENTS     PERIOD   RETURN***     (000'S)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                   Asset Allocation Portfolio
7/1/93-11/30/93      10.00       0.08           0.28           0.36          --          --      10.36      3.60          35,590
11/30/94             10.36       0.29          (0.25)          0.04       (0.05)      (0.03)     10.32      0.30         106,856
11/30/95             10.32       0.42           2.24           2.66       (0.20)      (0.04)     12.74     26.10         199,836
11/30/96             12.74       0.48           2.00           2.48       (0.31)      (0.39)     14.52     20.27         316,388
11/30/97             14.52       0.44           2.55           2.99       (0.40)      (0.90)     16.21     21.97         526,585
05/31/98#            16.21       0.24           0.93           1.17       (0.35)      (1.61)     15.42      7.09         671,222
--------------------------------------------------------------------------------------------------------------------------------
                                                       Utility Portfolio
6/3/96-11/30/96      10.00       0.24           0.51           0.75          --          --      10.75      7.50           6,299
11/30/97             10.75       0.36           1.91           2.27       (0.09)      (0.02)     12.91     21.26          24,366
05/31/98#            12.91       0.20           0.92           1.12       (0.16)      (0.33)     13.54      8.60          42,601
--------------------------------------------------------------------------------------------------------------------------------
                                                    Growth-Income Portfolio
2/9/93-11/30/93      10.00       0.12           0.49           0.61          --          --      10.61      6.10          45,080
11/30/94             10.61       0.13          (0.36)         (0.23)      (0.04)      (0.01)     10.33     (2.20)         84,899
11/30/95             10.33       0.17           3.31           3.48       (0.10)         --      13.71     33.89         171,281
11/30/96             13.71       0.18           3.48           3.66       (0.12)      (0.43)     16.82     27.41         325,463
11/30/97             16.82       0.17           4.69           4.86       (0.13)      (0.73)     20.82     30.11         622,062
05/31/98#            20.82       0.09           3.20           3.29       (0.13)      (0.96)     23.02     15.82         832,054
--------------------------------------------------------------------------------------------------------------------------------
                                                   Federated Value Portfolio
6/3/96-11/30/96      10.00       0.07           1.01           1.08          --          --      11.08     10.80          12,460
11/30/97             11.08       0.13           2.72           2.85       (0.03)         --      13.90     25.75          59,024
05/31/98#            13.90       0.09           2.13           2.22       (0.06)      (0.30)     15.76     16.02         107,670
--------------------------------------------------------------------------------------------------------------------------------
                                                    Venture Value Portfolio
10/28/94-11/30/94    10.00       0.03          (0.25)         (0.22)         --          --       9.78     (2.20)          4,449
11/30/95              9.78       0.17           3.55           3.72       (0.03)         --      13.47     38.17         154,908
11/30/96             13.47       0.18           3.46           3.64       (0.09)      (0.12)     16.90     27.44         516,413
11/30/97             16.90       0.19           4.73           4.92       (0.09)      (0.26)     21.47     29.62       1,140,053
05/31/98#            21.47       0.11           2.06           2.17       (0.12)      (0.68)     22.84     10.10       1,519,053
--------------------------------------------------------------------------------------------------------------------------------
                                                "Dogs" of Wall Street Portfolio
4/01/98-5/31/98#     10.00       0.03          (0.29)         (0.26)         --          --       9.74     (2.60)         14,025
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


                                RATIO OF NET
                    RATIO OF     INVESTMENT
                    EXPENSES       INCOME                   AVERAGE
                   TO AVERAGE    TO AVERAGE    PORTFOLIO   COMMISSION
  PERIOD ENDED     NET ASSETS    NET ASSETS    TURNOVER    PER SHARE
----------------------------------------------------------------------
7/1/93-11/30/93       0.99+++       2.33+++        71           N/A
11/30/94              0.94++        2.71++        152           N/A
11/30/95              0.81          3.62          207           N/A
11/30/96              0.74          3.66          200        0.0587
11/30/97              0.68          2.88          176        0.0591
05/31/98#             0.64+         2.96+          78           N/A
----------------------------------------------------------------------------------
                                   Utility Portfolio
6/3/96-11/30/96       1.05+++       4.41+++        24        0.0439
11/30/97              1.05++        3.15++         77        0.0365
05/31/98#             1.05+         2.94+          40           N/A
----------------------------------------------------------------------------------------------
                                Growth-Income Portfolio
2/9/93-11/30/93       0.82+++       1.59+++        27           N/A
11/30/94              0.81++        1.26++         59           N/A
11/30/95              0.77          1.42           59           N/A
11/30/96              0.72          1.21           82        0.0597
11/30/97              0.65          0.89           44        0.0555
05/31/98#             0.60+         0.81+          31           N/A
----------------------------------------------------------------------------------------------------------
                               Federated Value Portfolio
6/3/96-11/30/96       1.05+++       1.26+++        30        0.0520
11/30/97              1.03          1.03           46        0.0494
05/31/98#             0.84+         1.14+          24           N/A
----------------------------------------------------------------------------------------------------------------------
                                Venture Value Portfolio
10/28/94-11/30/94     1.10+++       3.93+++        --           N/A
11/30/95              1.00++        1.43++         18           N/A
11/30/96              0.85          1.21           22        0.0598
11/30/97              0.79          0.98           22        0.0599
05/31/98#             0.75+         0.96+           7           N/A
--------------------------------------------------------------------------------------------------------------------------------
                            "Dogs" of Wall Street Portfolio
4/01/98-5/31/98#      0.85+++       2.23+++        --           N/A
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser
*** Does not reflect expenses that apply to the separate accounts of Anchor
    National Life Insurance Company and First Sun America Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
  + Annualized
  ++ During the periods indicated, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:
 # Unaudited


                                                          EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                           ---------------------------------------     ------------------------------------------
                                           1993   1994   1995   1996   1997   1998     1993   1994    1995    1996    1997   1998
    -----------------------------------------------------------------------------------------------------------------------------
    Asset Allocation Portfolio...........  1.67   0.94   0.81   0.74   0.68   0.64     1.65    2.71    3.62    3.66   2.88   2.96
    Utility Portfolio....................    --     --     --   1.93   1.24   1.05       --      --      --    3.53   2.96   2.94
    Growth-Income Portfolio..............  1.40   0.89   0.77   0.72   0.65   0.60     1.01    1.18    1.42    1.21   0.89   0.81
    Federated Value Portfolio............    --     --     --   1.57   1.03   0.84       --      --      --    0.74   1.03   1.14
    Venture Value Portfolio..............    --   3.89   1.02   0.85   0.79   0.75       --    1.14    1.41    1.21   0.98   0.96
    "Dogs" of Wall Street Portfolio......    --     --     --     --     --   1.13       --      --      --      --     --   1.95
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------

The following Financial Highlights for the Portfolios and periods set forth below, except for the six months ended May 31, 1998 which is unaudited, have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report on the financial statements containing such information is included in the Trust's Annual Report to Shareholders. These Financial Highlights* should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information.

                                                                        DIVIDENDS   DIVIDENDS
                      NET        NET           NET           TOTAL      DECLARED    FROM NET     NET                     NET
                     ASSET     INVEST-       REALIZED         FROM      FROM NET    REALIZED    ASSET                   ASSETS
                     VALUE       MENT      & UNREALIZED     INVEST-      INVEST-     GAIN ON    VALUE                   END OF
                   BEGINNING    INCOME    GAIN (LOSS) ON      MENT        MENT       INVEST-    END OF     TOTAL        PERIOD
  PERIOD ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS    INCOME       MENTS     PERIOD   RETURN***     (000'S)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                   Alliance Growth Portfolio
2/9/93-11/30/93     $10.00      $0.05         $ 0.87         $ 0.92      $   --      $   --     $10.92      9.20%     $   23,256
11/30/94             10.92       0.04          (0.14)         (0.10)      (0.01)      (0.17)     10.64     (0.93)         52,213
11/30/95             10.64       0.07           5.08           5.15       (0.03)      (0.13)     15.63     48.91         167,870
11/30/96             15.63       0.08           4.07           4.15       (0.04)      (1.01)     18.73     28.05         381,367
11/30/97             18.73       0.16           4.76           4.92       (0.05)      (1.04)     22.56     27.80         704,533
05/31/98#            22.56       0.04           5.31           5.35       (0.06)      (2.30)     25.55     23.85       1,029,515
--------------------------------------------------------------------------------------------------------------------------------
                                                    Putnam Growth Portfolio
2/9/93-11/30/93      10.00       0.02           0.02           0.04          --          --      10.04      0.40          42,911
11/30/94             10.04       0.03          (0.01)          0.02       (0.01)         --      10.05      0.19          75,342
11/30/95             10.05      (0.01)          3.09           3.08       (0.03)         --      13.10     30.66         115,276
11/30/96             13.10         --           2.61           2.61          --          --      15.71     19.92         160,073
11/30/97             15.71       0.03           3.93           3.96          --       (0.52)     19.15     26.01         234,726
05/31/98#            19.15       0.01           3.01           3.02       (0.02)      (3.08)     19.07     15.65         320,428
--------------------------------------------------------------------------------------------------------------------------------
                                                     Real Estate Portfolio
6/2/97-11/30/97      10.00       0.16           1.37           1.53          --          --      11.53     15.30          29,565
05/31/98#            11.53       0.20          (0.41)         (0.21)      (0.16)      (0.01)     11.15     (1.86)         53,271
--------------------------------------------------------------------------------------------------------------------------------
                                                  Aggressive Growth Portfolio
6/3/96-11/30/96      10.00       0.02           0.34           0.36          --          --      10.36      3.60          35,124
11/30/97             10.36       0.01           1.40           1.41       (0.01)         --      11.76     13.62         103,603
05/31/98#            11.76       0.02           0.29           0.31          --          --      12.07      2.64         112,531
--------------------------------------------------------------------------------------------------------------------------------
                                           International Growth and Income Portfolio
6/2/97-11/30/97      10.00       0.03           0.38           0.41          --          --      10.41      4.10          42,844
05/31/98#            10.41       0.10           1.91           2.01       (0.03)      (0.06)     12.33     19.46          94,656
--------------------------------------------------------------------------------------------------------------------------------
                                                   Global Equities Portfolio
2/9/93-11/30/93      10.00       0.03           0.96           0.99          --          --      10.99      9.90          43,737
11/30/94             10.99       0.05           0.71           0.76       (0.01)      (0.07)     11.67      6.87         136,758
11/30/95             11.67       0.12           1.64           1.76       (0.08)      (0.29)     13.06     15.58         165,752
11/30/96             13.06       0.14           2.19           2.33       (0.14)      (0.33)     14.92     18.21         246,482
11/30/97             14.92       0.09           1.79           1.88       (0.13)      (0.69)     15.98     13.30         341,639
05/31/98#            15.98       0.04           2.85           2.89       (0.19)      (1.36)     17.32     18.21         417,005
--------------------------------------------------------------------------------------------------------------------------------
                                          International Diversified Equities Portfolio
10/28/94-11/30/94    10.00       0.01          (0.23)         (0.22)         --          --       9.78     (2.20)         12,438
11/30/95              9.78       0.07           0.38           0.45       (0.08)         --      10.15      4.63          48,961
11/30/96             10.15       0.05           1.43           1.48       (0.26)         --      11.37     14.85         157,008
11/30/97             11.37       0.09           0.28           0.37       (0.31)      (0.10)     11.33      3.52         248,927
05/31/98#            11.33       0.08           2.16           2.24       (0.40)      (0.15)     13.02     19.80         320,893
--------------------------------------------------------------------------------------------------------------------------------
                                                   Emerging Markets Portfolio
6/2/97-11/30/97      10.00       0.06          (2.03)         (1.97)         --          --       8.03    (19.70)         19,979
05/31/98#             8.03       0.03          (0.41)         (0.38)      (0.07)         --       7.58     (4.77)         29,046
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


                                RATIO OF NET
                    RATIO OF     INVESTMENT
                    EXPENSES       INCOME                   AVERAGE
                   TO AVERAGE    TO AVERAGE    PORTFOLIO   COMMISSION
  PERIOD ENDED     NET ASSETS    NET ASSETS    TURNOVER    PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                               Alliance Growth Portfolio
2/9/93-11/30/93       0.82%+++      0.61%+++       73%          N/A
11/30/94              0.82++        0.37++        146           N/A
11/30/95              0.79          0.51          138           N/A
11/30/96              0.71          0.51          121        0.0649
11/30/97              0.65          0.37          110        0.0617
05/31/98#             0.59+         0.34+          44           N/A
--------------------------------------------------------------------------------------------------------------------------------
2/9/93-11/30/93       0.97+++       0.32+++        40           N/A
11/30/94              0.96++        0.31++         54           N/A
11/30/95              0.93         (0.05)          52           N/A
11/30/96              0.90         (0.02)          63        0.0443
11/30/97              0.91          0.18          125        0.0324
05/31/98#             0.87+         0.13+          30           N/A
--------------------------------------------------------------------------------------------------------------------------------
                                 Real Estate Portfolio
6/2/97-11/30/97       1.25+++       3.25+++         7        0.0600
05/31/98#             1.01+         3.49+           8           N/A
--------------------------------------------------------------------------------------------------------------------------------
                              Aggressive Growth Portfolio
6/3/96-11/30/96       1.05+++       0.46+++        47        0.0600
11/30/97              0.90         (0.13)         221        0.0600
05/31/98#             0.84+         0.31+         155           N/A
--------------------------------------------------------------------------------------------------------------------------------
                       International Growth and Income Portfolio
6/2/97-11/30/97       1.60+++       0.61+++        19        0.0030
05/31/98#             1.54+         1.80+          22           N/A
--------------------------------------------------------------------------------------------------------------------------------
                               Global Equities Portfolio
2/9/93-11/30/93       1.50+++       0.38+++        58           N/A
11/30/94              1.28          0.42           67           N/A
11/30/95              1.14          1.02          106           N/A
11/30/96              1.03          1.04           70        0.0256
11/30/97              0.95          0.58          115        0.0284
05/31/98#             0.89+         0.51+          40           N/A
--------------------------------------------------------------------------------------------------------------------------------
                      International Diversified Equities Portfolio
10/28/94-11/30/94     1.70+++       1.60+++        --           N/A
11/30/95              1.70++        0.76++         52           N/A
11/30/96              1.59          0.47           53        0.0023
11/30/97              1.35          0.82           56        0.0008
05/31/98#             1.27+         1.36+          29           N/A
--------------------------------------------------------------------------------------------------------------------------------
                               Emerging Markets Portfolio
6/2/97-11/30/97       1.90+++       1.33+++        49        0.0011
05/31/98#             1.90+         0.67+          33           N/A
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser
*** Does not reflect expenses that apply to the separate accounts of Anchor
    National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
  + Annualized
  ++ During the periods indicated, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:
 # Unaudited


                                                        EXPENSES                             NET INVESTMENT INCOME (LOSS)
                                         ---------------------------------------     --------------------------------------------
                                         1993   1994   1995   1996   1997   1998     1993    1994    1995    1996    1997    1998
    -----------------------------------------------------------------------------------------------------------------------------
    Alliance Growth Portfolio..........  1.56%  0.96%  0.79%  0.71%  0.65%  0.59%    (0.13)%  0.23%   0.51%   0.51%   0.37%  0.34%
    Putnam Growth Portfolio............  1.46   1.05   0.93   0.90   0.91   0.87     (0.17)   0.22   (0.05)  (0.02)   0.18   0.13
    Real Estate Portfolio..............    --     --     --     --   1.36   1.01        --      --      --      --    3.14   3.49
    Aggressive Growth Portfolio........    --     --     --   1.09   0.90   0.84        --      --      --    0.42   (0.13)  0.31
    International Growth and Income
     Portfolio.........................    --     --     --     --   2.02   1.54        --      --      --      --    0.19   1.80
    Global Equities Portfolio..........  2.52   1.28   1.14   1.03   0.95   0.89     (0.64)   0.42    1.02    1.04    0.58   0.51
    International Diversified Equities
     Portfolio.........................    --   3.50   2.09   1.59   1.35   1.27        --   (0.20)   0.37    0.47    0.82   1.36
    Emerging Markets Portfolio.........    --     --     --     --   2.60   1.90        --      --      --      --    0.63   0.67
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
---------------------------------------------------------
               THE TRUST, ITS INVESTMENT OBJECTIVES AND POLICIES
---------------------------------------------------------
---------------------------------------------------------

The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. It was established to provide a funding medium for certain annuity contracts issued by various separate accounts (the "Accounts") of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company (collectively referred to as the "Life Companies").


The Trust issues 25 separate series of shares ("Portfolios"), each of which represents a separately managed portfolio of securities with its own investment objectives. The Board of Trustees may establish additional series in the future. This Prospectus describes 23 of the 25 Portfolios of the Trust which are the Cash Management Portfolio, Corporate Bond Portfolio, Global Bond Portfolio, High-Yield Bond Portfolio, Worldwide High Income Portfolio, SunAmerica Balanced Portfolio, Asset Allocation Portfolio, Equity Income Portfolio, Utility Portfolio, Equity Index Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Venture Value Portfolio, "Dogs" of Wall Street Portfolio, Alliance Growth Portfolio, Putnam Growth Portfolio, Real Estate Portfolio, Small Company Value Portfolio, Aggressive Growth Portfolio, International Growth and Income Portfolio, Global Equities Portfolio, International Diversified Equities Portfolio and Emerging Markets Portfolio. All shares may be purchased or redeemed by the Accounts at net asset value without any sales or redemption charge.



SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect, wholly owned subsidiary of Anchor National Life Insurance Company, serves as investment adviser for all the Portfolios of the Trust. See "Management." Some Portfolios benefit from discretionary advisory services provided by separate registered investment advisers (each a "Subadviser"). Alliance Capital Management L.P. ("Alliance") serves as subadviser for the Global Equities, Alliance Growth and Growth-Income Portfolios; Davis Selected Advisers, L.P. ("Davis Selected") serves as subadviser for the Venture Value and Real Estate Portfolios; Federated Investment Counseling ("Federated") serves as subadviser for the Corporate Bond, Federated Value and Utility Portfolios; Goldman Sachs Asset Management ("GSAM") serves as subadviser for the Asset Allocation Portfolio; Goldman Sachs Asset Management International ("GSAM-International") serves as subadviser for the Global Bond Portfolio; First American Asset Management ("First American") serves as subadviser for the Equity Income, Small Company Value and Equity Index Portfolios; Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management") serves as subadviser for the International Diversified Equities and Worldwide High Income Portfolios; and Putnam Investment Management, Inc. ("Putnam") serves as subadviser for the Putnam Growth, International Growth and Income and Emerging Markets Portfolios. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street or Aggressive Growth Portfolios. SAAMCo performs all investment advisory services for these Portfolios.


Each Portfolio has investment objectives and certain policies as described in this Prospectus. There can be no guarantee that any Portfolio's investment objectives will be met or that the net return on an investment in a Portfolio will exceed that which could have been obtained through other investment or savings vehicles. Investors should carefully review the investment objectives and policies of a Portfolio and consider their ability to assume the risks involved before making an investment in a Portfolio. Each Portfolio also has certain fundamental investment restrictions, which are described in the Statement of Additional Information. A Portfolio's fundamental investment restrictions may not be changed without a majority of the outstanding voting securities of that Portfolio. All other investment practices may be changed without a vote of the shareholders. See "Shareholder Voting Rights."

The Global Bond, Worldwide High Income, International Diversified Equities and "Dogs" of Wall Street Portfolios are organized as separate "non-diversified" portfolios of the Trust (as such term is defined under the Investment Company Act of 1940, as amended, (the "1940 Act")); subject, however, to certain tax diversification requirements. See "Dividends, Distributions and Federal Taxes." Each of the Utility and Real Estate Portfolios intends to concentrate its investments in the industry stated in its name, which means that each Portfolio intends to invest at least 25% of its total assets in the securities of such industry. See "Investment Objectives and Policies -- Non-Diversified Status" in the Statement of Additional Information.

The Portfolios' investment objectives are discussed below. Reference to limitations and restrictions on Portfolio investment used herein apply at the time of purchase unless otherwise indicated. Please also see the section captioned "Description of Securities and Investment Techniques" for a more detailed description of the characteristics and risks associated with the types of securities in which the various Portfolios may invest. Reference is also made in the following sections to ratings assigned to certain types of securities by Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Thomson BankWatch, Inc. ("Thomson BankWatch"), recognized independent securities ratings institutions. References to the particular ratings categories of the securities in which a Portfolio may invest should be read to include unrated securities deemed by the Adviser or Subadviser to be of comparable quality to the rated securities in such categories. A description of the ratings categories assigned by S&P, Moody's, Fitch, Thomson BankWatch and Duff & Phelps is contained in the Statement of Additional Information.

CASH MANAGEMENT PORTFOLIO

The Cash Management Portfolio seeks high current yield while preserving capital by investing in a diversified selection of money market instruments including corporate bonds and notes; commercial bank obligations; securities of the U.S. government, its agencies and instrumentalities; commercial paper and savings association obligations. These securities mature in 397 days or less. The Cash Management Portfolio also may enter into repurchase agreements and firm commitment agreements and purchase when-issued securities. See "Description of Securities and Investment Techniques."

The Cash Management Portfolio invests only in securities determined, in accordance with procedures established by the Trust's Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody's and S&P (for example, commercial paper rated P-1 and A-1 by Moody's and S&P, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating category by Moody's and S&P.

Although investments in the Cash Management Portfolio should present minimal market risk because the investments of the Portfolio consist of only short-term debt obligations, an investment in this Portfolio is subject to the risks of declining interest rates and the economy as a whole. Also, the return on an investment in the Cash Management Portfolio would not be the same as the return on an investment in a money market fund available directly to the public even where yields are equivalent, due to fees imposed at the variable annuity contract level.

CORPORATE BOND PORTFOLIO

The Corporate Bond Portfolio seeks high total return with only moderate price risk by investing primarily in investment grade fixed income securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in investment grade debt securities (i.e., those rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB)), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including mortgage-backed securities) or repurchase agreements collateralized by such investment grade or U.S. government securities. In addition, under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in corporate debt securities, including asset-backed securities and privately placed debt securities, of domestic and foreign issuers. Certain fixed rate obligations in which the Portfolio invests may involve equity characteristics. The Portfolio may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights and options. These may be purchased by the Portfolio only when the debt security meets the Portfolio's investment criteria and the value of the equity security or equity equivalent is relatively small. If the equity security or equity equivalent becomes valuable it will ordinarily be sold rather than exercised in the case of warrants, rights or options. It is anticipated that no more than 10% of the assets of the Portfolio will constitute equity securities or equity equivalents regardless of how such securities were acquired. To the extent that such securities are acquired, there may be some additional investment risk and countervailing opportunity, depending upon the extent to which the common stock price fluctuates.

Up to 35% of the Portfolio's total assets may be invested in the following: other types of debt securities, including those rated below investment grade, zero-coupon bonds, pay-in-kind securities, and units consisting of bonds and equity equivalents; commercial paper rated P-1 by Moody's or A-1 by S&P; obligations of banks having total assets in excess of $1 billion; and preferred stocks (including those rated below investment grade, convertible into, or carrying warrants to purchase, common stocks or other equity interests).

The Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields. There is no limit with respect to the rating categories for securities in which the Portfolio may invest. The weighted average ratings by S&P as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1997 were: "AAA" 10.39%; "AA" 3.47%; "A" 21.23%; "BBB" 35.24%; "BB"
11.72%; and "B" 15.85%, and 2.10% in cash. See "Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" for a description of lower-rated securities.

The Portfolio may invest in high quality short-term money market instruments denominated in U.S. dollars, including repurchase agreements, which are also authorized for purchase by the Cash Management Portfolio. The Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same types, coupons and maturity) securities on a specified future date. The Portfolio may also invest in synthetic or derivative instruments based on permitted investments, including futures contracts, options, interest-rate swaps, mortgage swaps and interest-rate caps, floors and collars.

GLOBAL BOND PORTFOLIO

The investment objective of the Global Bond Portfolio is to provide investors with high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. Under normal circumstances, the Portfolio will seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to enhance returns and for the purpose of hedging its investments.

The fixed income securities in which the Portfolio may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts thereof; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by multiple governmental entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World
Bank); (iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; (v) commercial paper; and (vi) mortgage-related and asset-backed securities.

All securities purchased by the Portfolio will be rated at least BBB by S&P or Baa by Moody's. However, the Portfolio generally intends to invest at least 50% of its total assets in securities having the highest applicable credit quality rating. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates.

In selecting securities for the Portfolio, the Subadviser will consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. It is expected that the Portfolio will use currency transactions both to enhance returns for a given level of risk and to hedge its exposure to foreign currencies. While the Portfolio will have both long and short currency positions, neither its net long foreign currency exposure nor its net short foreign currency exposure will exceed the value of the Portfolio's total assets.

Under normal circumstances, the Portfolio's duration is expected to be equal to that of its benchmark, the J.P. Morgan Global Government Bond Index, plus or minus 2-5 years. In addition, the Portfolio will normally maintain a dollar-weighted average duration of not more than 7.5 years. However, the Portfolio is not subject to any limitation with respect to the average maturity of its Portfolio or the individual securities in which the Portfolio may invest. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. Maturity measures only the time until final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time. In computing the duration of its portfolio, the Subadviser will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer. The Portfolio may use various techniques to shorten or lengthen its dollar-weighted average duration, including the acquisition of debt obligations at a premium or discount, transactions in options, futures contracts, options on futures and mortgage and interest-rate swaps, caps, collars and floors. The Portfolio may also enter into dollar rolls.

It is expected that the Portfolio will employ certain active currency and interest-rate management techniques involving risks different from those associated with investing solely in dollar-denominated fixed income securities of U.S. issuers. Such active management techniques include transactions in options (including yield curve options), futures and options on futures, forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest-rate swaps, floors, caps and collars. The aggregate amount of the Portfolio's net currency exposure will not exceed its total asset value. However, to the extent that the Portfolio is fully invested in fixed income securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolio's net currency positions may expose it to risks independent of its securities positions.

The Portfolio will, under normal market conditions, have at least 30% of its total assets, adjusted to reflect the Portfolio's net exposure after giving effect to currency transactions and positions, denominated in U.S. dollars. The Portfolio may, for temporary defensive purposes (such as when instability or unfavorable conditions exist in foreign countries), invest 100% of its total assets in U.S. dollar-denominated securities or securities of U.S. issuers.

The Portfolio may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Portfolio's investments in such issuers will subject the Portfolio, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Portfolio's total assets will be invested in securities of issuers in any other single foreign country. Concentration of the Portfolio's investments in such issuers will subject the Portfolio to the risks of adverse social, political or economic events which may occur in those countries.

Investment in foreign securities involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."

HIGH-YIELD BOND PORTFOLIO

The primary investment objective of the High-Yield Bond Portfolio is high current income; its secondary investment objective is capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in high-yield bonds. Subject to this requirement the Portfolio may maintain assets in cash or cash equivalents, including commercial bank obligations (certificates of deposit; bankers' acceptances, which are time drafts on a commercial bank for which the bank accepts an irrevocable obligation to pay at maturity; and demand or time deposits), commercial paper (short-term notes issued by corporations or governmental bodies) and obligations issued or guaranteed by the U.S. government. These "high-yield" bonds, commonly referred to as "junk bonds," typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower-yielding, higher-rated bonds. Further, a substantial portion of the Portfolio's assets will generally be invested in long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

High-yield, high-risk bonds generally include any bonds that are rated Ba or below by Moody's or BB or below by S&P. Bonds rated Ba or BB or below are considered speculative. The Portfolio may invest without limitation in bonds rated as low as Ca by Moody's or C by S&P. In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P. The weighted average ratings by Moody's as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1997 were: "Aaa" -- 5.17%; "Ba" 14.04%; "B" 62.04%; and "Caa" 11.45%; and the balance 7.3% in unrated bonds which the adviser deemed comparable to "Caa" rating. See "Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" and "Description of Securities and Investment Techniques -- Risk Factors Relating to High-Yield, High-Risk Bonds" for a more detailed description of these securities.

In pursuing its secondary investment objective of capital appreciation, the Portfolio may purchase high-yield bonds that are expected by the Adviser to increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Portfolio may invest for this purpose up to 25% of its assets in equity securities, such as common stocks, or other securities having common stock characteristics. Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock. Such securities normally will be purchased as part of a unit with fixed income securities or when an unusual opportunity for capital appreciation is perceived due to anticipated improvement in the issuer's credit quality or ratings. The Portfolio also may purchase or hold warrants or rights.

Up to 25% of the Portfolio's assets may be invested in securities of foreign issuers, which are generally denominated in currencies other than the U.S. dollar. The Portfolio also has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Portfolio may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. Investment in foreign securities also involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."

WORLDWIDE HIGH INCOME PORTFOLIO

The investment objective of the Worldwide High Income Portfolio is high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding, fixed income securities of issuers located throughout the world. The Portfolio seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower-rated and unrated debt securities, emerging country debt securities and global fixed income securities offering high real yields. The types of securities in each of these investment sectors are described in detail in the Statement of Additional Information. In selecting U.S. corporate lower-rated and unrated debt securities for the Portfolio, the Subadviser will consider, among other things, the price of the security, and the financial history, condition, prospects and management of the issuer. The Subadviser intends to invest a portion of the Portfolio's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuers improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Subadviser will attempt to invest a portion of the Portfolio's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields. Under normal conditions, the Portfolio intends to invest between 80% and 100% of its total assets in some or all of three categories of higher-yielding securities, some of which may entail increased credit and market risk.

The Subadviser's approach to multi-currency fixed income management is strategic and value-based and designed to produce an attractive real rate of return. The Subadviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Portfolio's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

From time to time, a portion of the Portfolio's investments, which may be up to 100% of its investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's and S&P. Such lower-rated bonds are commonly referred to as "junk bonds." Securities in such lower rating categories may have predominantly speculative characteristics or may be in default. See "Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" for a description of Moody's and S&P's corporate bond ratings. Ratings represent the opinion of rating agencies as to the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, while the Subadviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. Emerging country debt securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Portfolio's investments in U.S. corporate lower-rated and unrated debt securities and emerging country debt securities are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations. Ratings of a foreign debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a foreign debt instrument is denominated; instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a foreign public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer. To mitigate the risks associated with investment in such lower-rated securities, the Portfolio will diversify its holdings by market, issuer, industry and credit quality. The weighted average ratings by Moody's as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1997 were: "Aaa" 0.11%; "Baa" 1.11%; "Ba" 41.32%; "B" 44.20%; "Caa" 12.56%; and the balance 0.70%
in unrated bonds. See "Risk Factors Relating to High-Yield, High-Risk Bonds" and "Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" under "Description of Securities and Investment Techniques."

The Portfolio may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value of all such securities will not exceed 10% of the value of the Portfolio's total assets. The Portfolio may have limited recourse in the event of default on such debt instruments. The Portfolio may invest in loans, assignments of loans and participation in loans. See the Statement of Additional Information for a description of these investments. The Portfolio may also invest in depositary receipts issued by U.S. or foreign financial institutions. See the Statement of Additional Information for further information.

The Portfolio is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of its assets may be invested in non-U.S. dollar-denominated securities. The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar will vary depending on market conditions. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Portfolio seeks to invest in currencies currently undervalued based on purchasing power parity. The Subadviser analyzes current account and capital account performance and real interest rates to adjust for short-term currency flows. Although the Portfolio is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. dollar-denominated debt securities, the Portfolio may be limited in its ability to hedge against these risks. See "Foreign Currency Transactions" under "Description of Securities and Investment Techniques." The Portfolio may also write (i.e., sell), covered call options and may enter into futures contracts and options on futures and sell indexed financial futures contracts. See "Options on Securities and Securities Indices" and "Futures Contracts and Options Thereon" under "Description of Securities and Investment Techniques."

The average time to maturity of the Portfolio's securities will vary depending upon the Subadviser's perception of market conditions. The Subadviser invests in medium-term securities (i.e., those with a remaining maturity of approximately 5 years) in a market neutral environment. When the Subadviser believes that real yields are high, the Subadviser lengthens the remaining maturities of securities held by the Portfolio and, conversely, when the Subadviser believes real yields are low, it shortens the remaining maturities. Thus, the Portfolio is not subject to any restrictions on the maturities of the debt securities it holds, and the Subadviser may vary the average maturity of the securities held in the Portfolio without limit.

The Portfolio may also invest in other types of securities and/or engage in a variety of investment strategies including, but not limited to, zero-coupon, pay-in-kind, illiquid and restricted securities; repurchase agreements; and borrowing for investment and temporary purposes. See "Description of Securities and Investment Techniques." For temporary defensive purposes, the Portfolio may invest part or all of its total assets in cash or in short-term securities, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

SUNAMERICA BALANCED PORTFOLIO

The investment objective of the SunAmerica Balanced Portfolio is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. In seeking to achieve the investment objective of the Portfolio, the Adviser has the flexibility to select among different types of investments for capital growth and income and may alter the composition of the Portfolio as economic and market trends change. The Adviser considers both the opportunity for gain and the risk of loss in making investments. The Adviser anticipates that, over the long-term, the Portfolio will consist of equity investments, in the form of common and preferred stocks, warrants and other rights, as well as long-term bonds and other debt securities such as convertible securities, short-term investments and U.S. government securities. The Portfolio will, under normal circumstances, invest at least 25% of its assets in fixed income senior securities; however, the fixed income component will exceed 25% when the Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of decline in the equities market. The Adviser shifts its emphasis among these different types of investments, as well as among various industry sectors, as financial trends and economic conditions change.

In selecting equity investments, the Adviser typically seeks companies of medium to large capitalizations (generally $1 billion or more) that, based on their future prospects or opportunities, it believes are undervalued in the marketplace. Investments in companies with market capitalizations of less than $1 billion may be more volatile than investments in companies with larger market capitalizations, and thus the Portfolio intends to limit its investments in such companies to no more than 20% of its total assets. See "Description of Securities and Investment Techniques -- Investment in Small Cap Companies."

In selecting debt investments, the Adviser seeks debt securities with longer maturities during periods of anticipated lower interest rates and shorter-term debt securities when interest rates are expected to rise. The Adviser generally selects long-term debt securities from high quality bonds (rated AA or higher by S&P, Aa or higher by Moody's) to achieve income and capital gains. The Adviser may also invest the Portfolio's assets in high quality, short-term debt securities (such as commercial paper rated A-1 by S&P or P-1 by Moody's, or determined by the Adviser to be of equivalent quality if unrated). However, the Adviser may invest up to 10% of the value of the Portfolio's total assets in securities rated as low as BBB by S&P or Baa by Moody's. See "Fixed Income Securities" in "Description of Securities and Investment Techniques" below for a discussion of the risks associated with investing in such securities. See also the Statement of Additional Information for a description of securities ratings.


The Adviser may select equity and debt securities for the Portfolio issued by either domestic or foreign issuers. See "Description of Securities and Investment Techniques" for a description of the risks associated with foreign securities.



ASSET ALLOCATION PORTFOLIO


The investment objective of the Asset Allocation Portfolio is high total return (including income and capital gains) consistent with preservation of capital over the long-term. The Portfolio seeks to achieve its objectives by investing in a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed income securities, including mortgage-related and asset-backed securities, and money market instruments (debt securities maturing in 397 days or less). Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into, or exchangeable for, common stock.

The Subadviser will determine the relative mix of equities, fixed income securities and money market instruments for the Portfolio based on its view of long-term economic and market trends under the relative risks and opportunities for long-term total return of the different classes of assets. Under normal conditions, the Subadviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equities; 20% to 50% in fixed income securities; and 0% to 40% in money market instruments. The Subadviser may make frequent shifts within these broad ranges whenever, in the Subadviser's judgment, market or economic changes warrant a reallocation. The Subadviser intends, in normal situations, to make any shifts in the Portfolio's asset allocation gradually over time based on its views of long-term trends and conditions.

The Portfolio may invest in securities of foreign issuers, including issuers in emerging countries (which are generally denominated in currencies other than the U.S. dollar), although there is no requirement that the Portfolio maintain investments in foreign issuers. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers." The Portfolio also has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts, currency options, currency swaps, currency and financial futures contracts, and options on such futures contracts.

The Portfolio's fixed income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by S&P or Baa or better by Moody's. Up to 25% of the Portfolio's fixed income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. Securities rated BBB or below by S&P or Baa or below by Moody's are considered to have speculative characteristics. The weighted average ratings by S&P as a percentage of all bonds held by the Portfolio during the fiscal year ended November 30, 1997 were: "AAA" 60.04%; "AA" 0.36%; "A" 6.46%; "BBB" 14.48%; "BB" 15.10%; "B" 2.04%; and CCC/NR 1.52%.
For a more detailed description of the risks involved with these securities, see "Description of Securities and Investment Techniques -- Corporate Debt Instruments -- Lower Grade" and "-- Risk Factors Relating to High-Yield, High-Risk Bonds." The Portfolio's investments in foreign fixed income securities will be concentrated in securities issued or guaranteed as to principal and interest by foreign governments or their agencies and instrumentalities or by multinational agencies.

The Portfolio may enter into repurchase agreements and firm commitment agreements, and may purchase when-issued securities. The Portfolio may also engage in interest-rate swaps, mortgage swaps, transactions involving interest-rate caps, floors and collars, dollar rolls and securities lending.

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio seeks long-term growth of capital and income. Under normal market conditions, the Portfolio invests at least 65% of its total assets in equity securities of issuers believed by the Subadviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.

The Portfolio invests in equity securities that have relatively high dividend yields and which, in the Subadviser's opinion, will result in a relatively stable Portfolio dividend with a growth rate sufficient to maintain the purchasing power of the income stream. Although the Subadviser anticipates that higher yielding equity securities will generally represent the core holdings of the Portfolio, the Portfolio may invest in lower yielding but higher growth equity securities to the extent that the Subadviser believes such investments are appropriate to achieve fund balance. All securities held by the Portfolio will normally provide current income consistent with the Portfolio's investment objective.

The "equity securities" in which the Portfolio may invest include corporate debt obligations that are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by S&P or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated less than BBB by S&P or Baa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Obligations rated CCC by S&P or Caa by Moody's are considered to be of poor standing and are predominantly speculative. For a more detailed description of the risks involved with these securities, see "Description of Securities and Investment
Techniques -- Corporate Debt Instruments" and "-- Risk Factors Relating to High-Yield, High-Risk Bonds." If the rating of an obligation is reduced below the categories set forth above after purchase or is discontinued, the Portfolio is not required to sell the obligation but may consider doing so.

Purchases of less than investment grade convertible debt obligations are intended to advance the Portfolio's objective of long-term growth of capital through the "upside" potential of the obligations' conversion features and to advance the Portfolio's objective of income through receipt of interest payable on the obligations. The Portfolio will not invest more than 25% of its total assets in convertible debt obligations that are rated less than investment grade.

The Portfolio also may invest up to 35% of its total assets in fixed income securities including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations including "cash items" such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; repurchase agreements collateralized by eligible investments of the Portfolio securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 397 days or less (which investments also are subject to the advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations.

Subject to the limitations stated above, the Portfolio may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depositary Receipts ("ADRs"). Investment in foreign securities involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."

In addition, the Portfolio may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Portfolio and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of fund securities. See "Description of Securities and Investment Techniques" for more information on these securities and strategies.

For temporary defensive purposes, the Portfolio may, without limitation, hold cash or invest in cash items of the kinds described above. The Portfolio also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

UTILITY PORTFOLIO

The Utility Portfolio seeks high current income and moderate capital appreciation. The Portfolio's investment approach is based on the Subadviser's conviction that over the long-term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of utility companies. The Portfolio intends to achieve its investment objective by investing in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies.

The Portfolio will, under normal circumstances, invest at least 65% of its total assets in securities of utility companies. Such investments will be primarily in common stocks selected by the Subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of an issuer's industry. However, other factors, such as product position, market share, or profitability will also be considered by the Subadviser. The Portfolio may also invest in preferred stocks, corporate bonds, notes, and warrants of utility companies. Fixed income securities purchased by the Portfolio will be rated at least BBB by S&P or Baa by Moody's.

The Portfolio may also invest in other types of securities and/or engage in a variety of investment strategies, including: U.S. government securities; money market instruments; foreign securities; illiquid securities; repurchase and reverse repurchase agreements; securities lending; when-issued and delayed-delivery transactions; and options, financial futures and options on such futures. See "Description of Securities and Investment Techniques" for more information on these securities and strategies. For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash, cash equivalents and short-term debt instruments.

Risk Factors Applicable to Utility Securities -- There exist certain risks associated with the utility industry of which investors in the Portfolio should be aware. These include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; and (vi) difficulties in obtaining fuel at reasonable prices. Further information concerning the risks associated with the utility industry generally, and particular segments within the utility industry is contained in the Statement of Additional Information.

Reducing Risks of Utility Securities -- The Subadviser believes that the risks of investing in utility securities can be reduced. The professional portfolio management techniques used by the Subadviser to attempt to reduce these risks include credit research and diversification techniques. The Subadviser will perform its own credit analysis in addition to using recognized rating agencies, and will obtain information from other sources, including the issuer's management and other investment analysts. The Subadviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage, and earnings. In evaluating an issuer, the Subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio seeks investment results that correspond to the performance of the S&P 500. The Equity Index Portfolio invests primarily (at least 65% of total assets) in common stocks included in the S&P 500. The Subadviser believes that the Portfolio's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the S&P 500, depending on the size of the Portfolio.

The Portfolio is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500. The Portfolio includes a stock in its investment portfolio in the order of the stock's weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of Portfolio assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry.

Portfolio turnover is expected to be well below that of actively managed mutual funds. Inasmuch as the common stock of the Adviser's parent company (SunAmerica, Inc.) and the Subadviser's parent company (U.S. Bancorp) are included in the S&P 500, such stocks may be purchased by the Portfolio consistent with its indexing-based policies.

Because the Portfolio may not always hold all of the stocks included in the S&P 500, the Portfolio will not duplicate the S&P 500's performance precisely. However, there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The Portfolio will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the Portfolio. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Portfolio's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which S&P calculates the S&P 500, the amount and timing of cash flows into and out of the Portfolio, commissions, sales charges (if any) and other expenses. Although cash flows into and out of the Portfolio will affect portfolio turnover rate for the Portfolio and its ability to replicate the S&P 500's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Portfolio is unable to achieve this correlation over time, the Board of Trustees of the Trust will consider alternative strategies for the Portfolio.

The Portfolio also may invest up to 20% of its total assets, in the aggregate, in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The Portfolio will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of portfolio assets devoted to replicating the composition of the S&P 500; and to reduce transaction costs. See "Description of Securities and Investment Techniques" for more information on these securities and strategies. In addition, the Portfolio may engage in securities lending described under "Description of Securities and Investment Techniques -- Securities Lending."

For temporary defensive purposes, the Portfolio may, without limitation, hold cash or invest in cash items including rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; repurchase agreements collateralized by eligible investments of a Portfolio; and other similar high-quality short-term U.S. dollar-denominated obligations. The Portfolio may also invest not more than 35% of its total assets in the above items in order to utilize assets awaiting normal investment.

GROWTH-INCOME PORTFOLIO

The Growth-Income Portfolio seeks growth of capital and income. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the assets of the Portfolio consist principally of a diversified group of common stocks, but other types of securities, including preferred stocks, corporate bonds and convertible bonds, may be held when deemed advisable. The Subadviser determines the relative amounts to be invested in common stocks, preferred stocks, bonds (including corporate and convertible), securities of the U.S. government, its agencies and instrumentalities, cash and cash equivalents (such as commercial bank and savings association obligations, commercial paper and short-term corporate bonds and notes) and repurchase agreements. See "Description of Securities and Investment Techniques."

FEDERATED VALUE PORTFOLIO

The Federated Value Portfolio seeks growth of capital and income. The Portfolio pursues its investment objective by investing, under normal circumstances, at least 65% of its assets in a portfolio of securities issued by the one hundred companies contained in "The Leaders List" described below. The Portfolio's investment approach is based upon the Subadviser's conviction that over the longer term, the economy will continue to expand and develop and that this economic growth will be reflected importantly in the growth of major corporations. Generally, the Subadviser makes portfolio selections utilizing fundamental analysis, with emphasis on the issuer's earning power, financial condition and valuation.

The securities in which the Portfolio invests include, but are not limited to: common stocks; preferred stocks; domestic issues of corporate debt obligations; and warrants. The fixed income securities in which the Portfolio may invest must be rated at least BBB by S&P, Baa by Moody's, or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.

The Portfolio may also invest in other securities and/or engage in various investment strategies, including: foreign securities; repurchase agreements; illiquid securities; and securities lending. See "Description of Securities and Investment Techniques" for more information on these securities and strategies. For temporary or defensive purposes, the Portfolio may also hold cash and invest in U.S. government securities in such proportions as the Subadviser may deem necessary for such purposes.

"The Leaders List" is a trade name which represents a list of 100 blue chip companies selected by the Subadviser. In the opinion of the Subadviser, securities of these companies represent diversified and highly marketable investments. The Subadviser uses its proprietary securities selection process to evaluate the relative value of securities suitable for "The Leaders List." The Subadviser also uses a number of standards and fundamental research factors in selecting "The Leaders List." "The Leaders List" generally includes leading companies in their industries determined in terms of sales, earnings, and/or market capitalization. Companies on "The Leaders List" typically have a market capitalization in excess of $1 billion. The list is subject to continuous review and modification.

VENTURE VALUE PORTFOLIO

The Venture Value Portfolio seeks growth of capital. Under normal circumstances, the assets of the Portfolio will be invested in securities which the Subadviser believes have above-average appreciation potential. Usually these securities are common stocks. Income is not a significant factor in selecting investments for the Portfolio.

Generally, the Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $250 million. Investments will consist of issues which the Subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. These companies may offer greater potential for capital appreciation but may also involve certain risks. See "Description of Securities and Investment Techniques -- Investment in Small Cap Companies."
The Portfolio may invest in securities of foreign issuers. Such foreign investments may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. To help reduce exposure to currency fluctuations, the Portfolio may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon, and securities indexed to foreign securities. The Subadviser will use these techniques to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Portfolio and to hedge a currency risk involved in an anticipated purchase of foreign securities.

The Portfolio will generally invest in securities of foreign companies through trades of individual securities on recognized exchanges and developed over-the-counter markets, through ADRs covering such securities, and through U.S. registered investment companies primarily investing in foreign securities. With respect to other registered investment companies, no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. Such other investment companies usually have their own management costs or fees and the Portfolio's Subadviser earns its regular fee on such assets.

Investment in foreign securities and engaging in foreign currency transactions involves special risks. See "Description of Securities and Investment
Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" and " -- Foreign Currency Transactions."

Sometimes a more defensive position may be desirable under certain economic or financial circumstances. At these times, the Portfolio may, without limitation, hold assets in cash and cash equivalents, including repurchase agreements, or in fixed income or other defensive securities rather than in securities selected for appreciation potential. The Portfolio may also have such holdings temporarily for the purpose of managing exceptional in-flows and out-flows of cash.

The Portfolio may also engage in other types of investment practices, including, but not limited to, investment in illiquid securities and lending of portfolio securities. See "Description of Securities and Investment Techniques" for a description of these investment techniques and a discussion of the other techniques in which the Portfolio may engage.

"DOGS" OF WALL STREET PORTFOLIO

The investment objective of the "Dogs" of Wall Street Portfolio is to seek total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average ("DJIA")(1) and the broader market. The thirty stocks will consist of (1) the ten highest yielding stocks in the DJIA and (2) the twenty other highest yielding stocks of the largest industrial companies in the market (with market capitalizations of at least $1 billion) that have been assessed as being of high quality from the perspective of historical earnings and dividend performance. The Adviser will rely on independently published reports for purposes of selecting these twenty stocks. The Adviser will employ the same methodology, using the same analytical parameters and benchmarks, in selecting the thirty stocks each year.

The Portfolio's stock selection criteria is designed to implement a "value" oriented philosophy of investing principally in securities believed to be undervalued in the market. This philosophy reflects a contrarian approach, in that the potential for superior relative performance is believed to be the highest when stocks of fundamentally solid companies are out of favor. The selection criteria is calculated to identify stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios ("P/E ratios") and have been generally overlooked by the market.

The Portfolio invests in the thirty common stocks selected according to the methodology described above. The Adviser will annually rebalance the Portfolio's holdings within the first several weeks of each year according to the same selection criteria, based on information as of the preceding December 31. The Adviser will rebalance the Portfolio's holdings to create equal weightings among the thirty stocks by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selection criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.

The Portfolio employs a buy and hold strategy over the course of each year, which ignores market timing and rejects active management. The Adviser anticipates that the thirty stocks held by the Portfolio will remain the same throughout the course of a year, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. However, due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stock positions held by the Portfolio, it is likely that the weightings of the stock positions in the Portfolio will fluctuate throughout the year.

As the Portfolio's shares are sold during the year, new cash received by the Portfolio is first used to the extent necessary to meet redemption requests. The balance of any such cash is invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Portfolio as of its most recent rebalancing in proportion to the current weightings of such stocks in the Portfolio and without any intention to rebalance the Portfolio's holdings on an interim basis. To the extent redemptions exceed available cash, the Portfolio generally meets redemption requests by selling stocks on a pro rata basis (subject to rounding and avoidance of odd lots), based on the current weightings of such stocks in the Portfolio and without any intention to rebalance the Portfolio's holdings on an interim basis.

The Adviser intends that the Portfolio be at all times fully invested in the stocks that are selected using the criteria described above, but reserves the right to deviate from the investment strategy to the extent necessary to comply with federal tax laws applicable to the Portfolio. In order to enhance its income, the Portfolio may lend its securities and enter into repurchase agreements. It may also seek to equitize uninvested cash through the use of options and futures strategies. See "Description of Securities and Investment Techniques."

HISTORICAL PERFORMANCE INFORMATION

The following tables compare the actual performance of the S&P 500 and the hypothetical performance of a model portfolio employing the same stock selection criteria as the "Dogs" of Wall Street Portfolio, rebalanced annually, for the historical periods indicated. The S&P 500 is used as the performance comparison because (1) it is the performance benchmark against which the Portfolio will be measured; and (2) it is the index most widely

---------------
(1) "Dow Jones Industrial Average" is a trademark of Dow Jones & Company, Inc. ("Dow Jones"). None of the Trust, the Portfolio or SAAMCo is affiliated with, nor is the Trust or the Portfolio sponsored by, Dow Jones. Dow Jones has not participated in any way in the creation of the Trust or the Portfolio or in the selection of the stocks included in the Portfolio, nor has Dow Jones viewed or approved any information included in this Prospectus.

recognized as representative of the performance of the U.S. stock market. The S&P 500 is a composite index consisting of 500 common stocks that are traded on the New York Stock Exchange ("NYSE"), American Stock Exchange and NASDAQ National Market System. The companies that are included in the S&P 500 are leading companies of important industry segments within the U.S. economy.

The Portfolio's actual performance may differ from that of the hypothetical model for the following reasons: the Portfolio may not be fully invested at all times; appreciation or depreciation in an individual stock's value may cause stocks held by the Portfolio to be weighted unequally at any particular time; cash surpluses and deficits from purchases and redemptions of Portfolio shares may cause the Adviser to buy and sell stocks for the Portfolio between annual rebalancings; the Adviser may modify slightly the Portfolio's investment strategy as federal tax laws require; and the returns indicated in the hypothetical model exclude commission costs, advisory fees, expenses and taxes that would be borne by the Portfolio.

Because the returns for the model portfolio are hypothetical, they do not represent actual trading or the impact that material economic and market factors might have had on the Adviser's decision-making under actual circumstances. However, except as described above, the Adviser can presently foresee no circumstances that would cause deviation from the stock selection criteria used in managing the Portfolio. All returns contained in the tables below reflect reinvestment of dividends and other earnings. The results of the Portfolio's strategy are based on statistical data gathered by the Adviser.

---------------------------------------------------------
---------------------------------------------------------
           PERFORMANCE COMPARISON OF S&P 500 AND HYPOTHETICAL RESULTS
                              OF THE STRATEGY FOR
                        "DOGS" OF WALL STREET PORTFOLIO
                      DECEMBER 31, 1988-DECEMBER 31, 1997
---------------------------------------------------------
---------------------------------------------------------

The following tables represent the hypothetical performance of "Dogs" of Wall Street Portfolio obtained by applying its stock selection criteria retroactively to December 31, 1987. The performance of the Portfolio's stock selection criteria does not represent the performance of the Portfolio, nor does it reflect the advisory fees, commissions, expenses or taxes which would be borne by the Portfolio. The Portfolio's performance, as well as that of the S&P 500, would be lower if such fees and expenses were deducted. Past performance of the Portfolio's stock selection criteria is not predictive of future performance of such criteria or of the Portfolio.

               ANNUAL RESULTS

                                  "DOGS" OF
                                 WALL STREET
     YEAR ENDED        S&P 500    STRATEGY
12/31/88.............  16.56%       34.4%
12/31/89.............  31.62%       32.3%
12/31/90.............  -3.10%       -1.1%
12/31/91.............  30.40%       39.3%
12/31/92.............   7.61%       11.9%
12/31/93.............  10.06%       12.7%
12/31/94.............   1.82%       10.2%
12/31/95.............  37.55%       36.8%
12/31/96.............  22.95%       20.8%
12/31/97.............  33.35%       31.2%

              SUMMARY RESULTS

                                  "DOGS" OF
                                 WALL STREET
     YEAR ENDED        S&P 500    STRATEGY
Arithmetic average...  18.83%      22.85%
Standard deviation of
  return.............  14.42%      13.82%
1-yr.................  33.35%      31.20%
3-yr compounded*.....  31.14%      29.43%
5-yr compounded*.....  20.25%      21.91%
7-yr compounded*.....  19.74%      22.74%
10-yr compounded*....  18.03%      22.13%

* Quoted return is for the most recent period ended December 31, 1997

ALLIANCE GROWTH PORTFOLIO

PUTNAM GROWTH PORTFOLIO



The two Growth Portfolios have the same investment objectives, policies and restrictions, but have different Subadvisers. The investment objective of each Portfolio is to seek long-term growth of capital. Whatever current income is generated by the Portfolio is incidental to the objective of capital growth. Each Portfolio's objective of capital growth is sought by investing primarily in common stocks or securities with common stock characteristics. Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock. Such convertible securities may be rated below BBB by S&P or Baa by Moody's (i.e., junk bonds). See "Description of Securities and Investment Techniques -- Risk Factors Relating to High-Yield, High-Risk Securities". In addition, each Portfolio may from time to time purchase preferred stocks and debt securities. Each Portfolio's Subadviser considers the factors that it believes affect potential for capital appreciation, including an issuer's current and projected revenue, earnings, cash flow and assets, as well as general market conditions. When the outlook for common stocks is not considered promising, for temporary defensive purposes, a substantial portion of the assets may be invested in securities of the U.S. government, its agencies and instrumentalities, cash and cash equivalents (such as commercial bank and savings association obligations, commercial paper and short-term corporate bonds and notes) and repurchase agreements. Because the securities purchased by the Portfolios, in pursuing their investment objective, are selected for growth potential rather than production of income, the market values of such securities (and therefore, to a large extent, the net asset values per share of the Portfolios) will tend to be more volatile in response to market changes than they would be if income-producing securities were sought for investment by the Portfolios. Up to 25% of each Portfolio's total assets may be invested in foreign securities. See "Description of Securities and Investment
Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" and the Statement of Additional Information.

REAL ESTATE PORTFOLIO

The investment objective of the Real Estate Portfolio is total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments. Normally, at least 65% of its total assets will be invested in securities of companies which have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Portfolio does not invest directly in real estate. Real estate companies include real estate investment trusts ("REITs"), or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. The Portfolio invests in common stocks and other equity securities and debt securities. In keeping with its primary growth objective, it will normally invest primarily in equity securities (including securities convertible into equity securities). It may also invest in fixed income securities for income or as a defensive strategy when the Subadviser believes that adverse economic or market conditions require such strategy.

The remaining 35% of the Portfolio's assets may be invested in securities of companies in any other industries. These may include companies which are not primarily involved in real estate operations or ownership but which have products or services relating to the real estate industry, such as manufacturers and distributors of building supplies, financial institutions which make or service real estate loans or companies which have substantial real estate assets such as some companies in the energy, retailing or railroad industries. There is no limitation on such investments except that the Portfolio intends to invest less than 25% of its total assets in the securities of any industry other than the real estate industry.

The Portfolio will invest in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Risk Factors Applicable to The Real Estate Portfolio -- The Real Estate Portfolio will generally not purchase securities rated BB by S&P or Ba by Moody's or lower if such purchase would then cause more than 30% of the Portfolio's net assets to be invested in such securities. The Real Estate Portfolio does not presently intend to have more than 5% of its assets invested in fixed income securities rated below BBB by S&P or Baa by Moody's in the near future.

Because the Portfolio invests primarily in the real estate industry, it is subject to risks associated with the direct ownership of real estate. The Portfolio could also be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.

SMALL COMPANY VALUE PORTFOLIO

The Small Company Value Portfolio seeks capital appreciation. Under normal market conditions, Small Company Value Portfolio invests at least 65% of its total assets in equity securities of small capitalization companies. For these purposes, small capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, the Subadviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Subadviser will consider such factors as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

The Portfolio also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations including "cash items" such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; repurchase agreements collateralized by eligible investments of the Portfolio; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 397 days or less (which investments also are subject to the advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations.

Subject to the limitations stated above, the Portfolio may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by ADRs. Investment in foreign securities involves special risks. See "Description of Securities and Investment
Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."

In addition, the Portfolio may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Portfolio; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of fund securities. See "Description of Securities and Investment Techniques" for more information on these securities and strategies.

For temporary defensive purposes, the Portfolio may without limitation hold cash or invest in cash items of the kinds described above. The Portfolio also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

AGGRESSIVE GROWTH PORTFOLIO

The Aggressive Growth Portfolio seeks capital appreciation as its investment objective. The Portfolio pursues this investment objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of small, lesser known or new growth companies or industries, such as telecommunications, media and biotechnology. Such "Small Cap" companies will typically have, at the time of purchase, market capitalizations of under $1 billion and have achieved, or are expected to achieve, growth or earnings over various major business cycles. These companies may offer greater potential for capital appreciation but may also involve certain risks. See "Description of Securities and Investment Techniques -- Investment in Small Cap

Companies." The Portfolio may invest in securities issued by well known and established domestic or foreign companies, as well as in newer and less-seasoned companies. Such securities may be listed on an exchange or traded over-the-counter. In addition, the Portfolio may invest up to 35% of its total assets in debt securities that have the potential for capital appreciation due to anticipated market conditions. The Portfolio may invest in securities rated as low as BBB by S&P or Baa by Moody's.

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

The investment objective of the International Growth and Income Portfolio is growth of capital with current income as a secondary objective. The Portfolio will seek its objectives by investing primarily in common stocks that offer potential for capital growth. The Portfolio may also invest, consistent with its objectives, in stocks that offer potential for current income. Under normal market conditions, the Portfolio expects to invest substantially all of its assets in securities principally traded on markets outside the U.S.

Moreover, the Portfolio will normally diversify its investments among a number of different countries and, except when investing for defensive purposes, will invest at least 65% of its total assets in at least three countries other than the U.S.

The Portfolio may also purchase corporate bonds, notes and debentures (including those rated below BBB by S&P or Baa by Moody's, i.e., junk bonds), preferred stocks, securities convertible into common stocks or other equity securities, or U.S. or foreign government securities if the Subadviser determines that their purchase would help further the Portfolio's investment objectives or for temporary defensive purposes. In addition, when circumstances warrant, the Portfolio may hold some or all of its assets in cash or high-quality money market instruments. See "Description of Securities and Investment
Techniques -- Corporate Debt Instruments" and "-- Risk Factors Relating to High-Yield, High-Risk Bonds."

The types of securities selected for the Portfolio may vary from time to time in light of the Portfolio's investment objective, changes in interest rates, and economic and other factors. The Subadviser will seek to identify securities that offer the potential for capital growth, and that are undervalued in relation to underlying asset values or earnings potential. In selecting securities for the Portfolio, the Subadviser may invest in the securities of issuers in developed countries, as well as emerging markets. Investing in emerging markets, however, may involve risks not generally associated with more developed markets. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" for more details. In addition, the Subadviser may invest in the securities of companies with equity market capitalizations of less than $1 billion. These companies may offer greater potential for capital appreciation, but may also involve certain risks. See "Description of Securities and Investment Techniques -- Investment in Small Cap Companies."

GLOBAL EQUITIES PORTFOLIO

The investment objective of the Global Equities Portfolio is long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics and through transactions in foreign currencies. Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock. A major premise of the Portfolio's investment approach is the Subadviser's belief that economic and political developments have helped to create new opportunities worldwide.

The assets of the Portfolio will be invested with geographic flexibility. Under normal market conditions, the Portfolio will invest at least 50% of its assets in equity securities of issuers domiciled outside the U.S. or dollar-denominated securities or securities of U.S. issuers. The Subadviser seeks to identify those companies, both domestic and foreign, likely to benefit from long-term trends and shifting trade patterns as they develop in the global economy. The Subadviser currently does not intend to invest more than 20% of the Portfolio's total assets in issuers domiciled in, or governments of, developing countries (i.e., those identified as such by the international financial community).

When prevailing market, economic, political or currency conditions warrant, the Portfolio may purchase fixed income securities (including securities of governments other than the U.S., which may be securities of either national, regional or local governments). For temporary defensive purposes, the Portfolio may at times maintain all or any part of its assets in U.S. or dollar-denominated or foreign currency-denominated cash or cash equivalents (including U.S. government securities, foreign government securities, certificates of deposit, time deposits, commercial paper, bankers' acceptances and other high quality short-term debt securities).

The Portfolio may, from time to time, use currency transactions and financial index futures both to enhance returns for a given level of risk and to hedge its exposure to foreign currencies and local market conditions. While the Portfolio will have both long and short currency positions, neither its net long foreign currency exposure nor its net short foreign currency exposure will exceed the value of the Portfolio's total assets. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers" and the Statement of Additional Information.

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

The investment objective of the International Diversified Equities Portfolio is to provide long-term capital appreciation by investing in accordance with country weightings determined by the Subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices. The Subadviser utilizes a top-down approach in selecting investments for the Portfolio that emphasizes country selection and weighting rather than individual stock selection. This approach reflects the Subadviser's philosophy that a diversified selection of securities representing exposure to world markets, based upon the economic outlook and current valuation levels for each country, is an effective way to maximize the return and minimize the risk associated with international investment.

The Subadviser determines country allocations for the Portfolio on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Portfolio will invest in the industrialized countries throughout the world that comprise the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index. The Portfolio will also invest in emerging country equity securities. Further information concerning emerging country equity securities is contained in the Statement of Additional Information. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers."

By analyzing a variety of macroeconomic and political factors, the Subadviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Subadviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Subadviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Subadviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. dollars. The final country allocation decision is then arrived at by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.

Within a particular country, investments are made through the purchase of common stocks which, in aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International EAFE Index for the given country. The Subadviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Portfolio. Common stocks purchased for the Portfolio include common stocks and equivalents, such as securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Indexation of the Portfolio's stock selection reduces stock-specific risk through diversification and minimizes transaction costs, which can be substantial in foreign markets.

Common stocks purchased for the Portfolio normally will be listed on a major stock exchange in the subject country. The Portfolio will not invest in the stocks of U.S. issuers. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers." The Portfolio may temporarily reduce its equity holdings in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments for defensive purposes. Notwithstanding the foregoing, the Portfolios may seek to gain exposure to certain foreign markets where direct investment may be difficult or impracticable through investment in domestic closed-end mutual funds which invest predominately in such markets.

The Portfolio may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes.

EMERGING MARKETS PORTFOLIO

The investment objective of the Emerging Markets Portfolio is long-term capital appreciation. The Portfolio will invest in companies that the Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S. The Subadviser currently expects that, under normal market conditions, the Portfolio will invest substantially all of its assets, other than short-term investments held pending investment, and, except when investing for defensive purposes as described below, at least 65% of its total assets, in common stocks and other equity securities of "emerging market" companies. The Portfolio will consider an issuer of securities to be an "emerging market" company if it is organized under the laws of an emerging market country and has a principal office in such country, or if it derives 50% or more of its revenues from business in emerging market countries. For these purposes, a country is considered to be an "emerging market country" based on the Subadviser's evaluation of its level of economic development or the size and experience of its securities markets. While emerging market countries may change over time depending on market and economic conditions, at present the Subadviser believes that these countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Investing in emerging market countries generally involves special risks. See "Description of Securities and Investment Techniques -- Risks and Considerations Applicable to Investment in Securities of Foreign Issuers." The Portfolio will normally diversify its investments among a number of different countries.

Common stocks and other equity securities are normally the Portfolio's main investments. However, the Portfolio may purchase preferred stock, debt securities and securities convertible into common stock or other equity securities if the Subadviser believes they would help achieve the Portfolio's objective. The Portfolio may also hold a portion of its assets in cash or high-quality money market instruments.

Because the Subadviser evaluates securities for the Portfolio based on their long-term potential for capital appreciation, the Portfolio's investments may not appreciate or yield significant income over the shorter term, and, as a result, the Portfolio's total return over certain periods may be less than that of other equity mutual funds.

---------------------------------------------------------
---------------------------------------------------------
              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
---------------------------------------------------------
---------------------------------------------------------

FIXED INCOME SECURITIES -- Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates.

The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. Long-term instruments are generally more sensitive to these changes than are short-term instruments. The market value of fixed income securities and therefore their yield is also affected by the perceived ability of the issuer to make timely payments of principal and interest.

CORPORATE DEBT INSTRUMENTS -- These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate.

    Investment Grade -- A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa). The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

    Lower Grade -- A designation applied to intermediate and long-term corporate debt securities that are not investment grade; commonly referred to as "junk bonds." These include bonds rated BB or below by S&P, or Ba or below by Moody's. These securities are considered speculative.


The Corporate Bond and Worldwide High Income Portfolios may invest in bonds rated as low as C by Moody's or D by S&P without limitation. The High-Yield Bond Portfolio may invest in bonds rated as low as Ca by Moody's or CC by S&P and may invest no more than 10% of its total net assets in bonds rated as low as C by Moody's or D by S&P. The Asset Allocation Portfolio may invest in bonds rated as low as Ca by Moody's or CC by S&P. The

International Growth and Income Portfolio may invest up to 20% of its assets in bonds rated as low as C by Moody's or S&P. The Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating. The Equity Index and Small Company Value Portfolios may invest up to 5% of their net assets in less than investment grade convertible debt obligations. The Equity Income Portfolio may invest up to 25% of its net assets in less than investment grade convertible debt obligations. Bonds rated Ca by Moody's are described as "speculative in a high degree; often in default or having other marked shortcomings." Bonds rated D by Moody's -- the lowest rated class -- can be "regarded as having extremely poor prospects of ever attaining any real investment standing." Not all fixed income securities are rated, and each of the foregoing Portfolios may invest in securities that are not rated but that are determined by the Adviser or Subadviser to be of comparable quality to the rated securities in which the Portfolio may invest. Bonds rated C by S&P are of the "highest degree of speculation;" those rated D by that organization are in default and in arrears.

RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS -- High-yield, high-risk bonds are subject to greater fluctuations in value than are higher-rated bonds because the values of high-yield bonds tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent. Although under normal market conditions longer-term securities yield more than shorter-term securities, they are subject to greater price fluctuations. Fluctuations in the value of a Portfolio's investments will be reflected in its net asset value per share. The growth of the high-yield bond market paralleled a long economic expansion, followed by an economic downturn which severely disrupted the market for high-yield bonds and adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest. The economy may affect the market for high-yield bonds in a similar fashion in the future including an increased incidence of defaults on such bonds. From time to time, legislation may be enacted which could have a negative effect on the market for high-yield bonds.

In the case of corporate debt obligations which are convertible into common stock, these risks may be present in a greater degree where the principal amount of the obligation is greater than the current market value of the common stock into which it is convertible.
High-yield bonds present the following risks:

    Sensitivity to Interest Rate and Economic Changes -- High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices (and therefore yields) of high-yield bonds and the Portfolio's net asset value.

    Payment Expectations -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest-rate market, a Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

    Liquidity and Valuation -- There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Under such circumstances, the task of accurate valuation becomes more difficult and judgment would play a greater role due to the relative lack of reliable and objective data. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Securities issued by the U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

GNMA CERTIFICATES -- GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS -- The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.


OTHER MORTGAGE-RELATED SECURITIES -- The Global Bond, Corporate Bond, High-Yield Bond, SunAmerica Balanced, and Asset Allocation Portfolios may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

The Corporate Bond, Global Bond, High-Yield Bond, Asset Allocation and Emerging Markets Portfolios may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, provided they are issued or guaranteed by the U.S. government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolios' limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES -- These securities represent an interest in a pool of consumer or other types of loans ("asset-backed securities"). Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. Some asset-backed securities may be subject to early prepayment of principal, which can be expected to accelerate during periods of declining interest rates. Such prepayments can usually be reinvested only at the lower yields then prevailing in the market. Therefore, during periods of declining interest rates, asset-backed securities are less likely than other fixed income obligations to appreciate in value and less effective at locking in a particular yield. On the other hand, asset-backed securities are subject to substantially the same risk of depreciation during periods of rising interest rates as other fixed income securities.

DOLLAR ROLLS -- The Corporate Bond, Global Bond, High-Yield Bond, SunAmerica Balanced, Asset Allocation and Emerging Markets Portfolios may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The Portfolios will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of each Portfolio's borrowings and other senior securities. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Dollar rolls involve certain risks including that if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's or Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

SHORT-TERM DEBT SECURITIES -- Debt securities maturing within 397 days of the date of purchase include (1) commercial bank obligations (certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (2) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations), (3) commercial paper (short-term notes with maturities of up to 9 months issued by corporations or governmental bodies), (4) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in 397 days or less), and (5) adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of 397 days, they are also considered short-term debt securities.


ZERO-COUPON, PAY-IN-KIND AND DEFERRED INTEREST BONDS -- The Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Asset Allocation, and Venture Value Portfolios may invest in zero-coupon bonds as well as deferred interest bonds, or other obligations that contain "original issue discount" for federal income tax purposes. In addition, the Corporate Bond, High-Yield Bond and Worldwide High Income Portfolios may invest in pay-in-kind securities. Zero-coupon, deferred interest and capital appreciation bonds are debt obligations which are issued or purchased at a significant discount from face value. Pay-in-kind bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates than do debt obligations, which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.


REPURCHASE AGREEMENTS -- Each Portfolio may enter into repurchase agreements, under which the Portfolio buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain appropriate collateral in a segregated account. Each Portfolio will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser or applicable Subadviser, subject to the oversight of the Board of Trustees. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS -- The Cash Management, Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Utility, Federated Value and Aggressive Growth Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security subject to the right and obligation to repurchase such security. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. In order to minimize any risk involved, the Portfolio maintains in a segregated account cash or liquid securities equal in value to the repurchase price.

ILLIQUID SECURITIES -- Each of the Portfolios may invest no more than 15% (10% in the case of the Cash Management Portfolio) of the value of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, certain interest-rate and currency swaps, caps, floors and collars. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Trustees, or the Adviser (or Subadviser, as the case may be) pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities.

In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information for a further discussion of investments in such securities.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED AND DELAYED-DELIVERY
TRANSACTIONS -- Each Portfolio (except Equity Index Portfolio) may purchase securities on a firm commitment, when-issued or delayed-delivery basis. Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. While a Portfolio will only purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable to do so. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain in a segregated account liquid assets having a value equal to or greater than the Portfolio's purchase commitments. The Portfolio will likewise segregate liquid assets with respect to securities sold on a delayed-delivery basis.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, FLOORS AND COLLARS -- In order to protect the value of the Corporate Bond, Global Bond, Asset Allocation and Emerging Markets Portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which the Portfolio's investments are traded, the Portfolios may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. A Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Global Bond Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. The Portfolios will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Subadviser.

STRUCTURED SECURITIES -- The Global Bond, Worldwide High Income, Asset Allocation, International Growth and Income and Emerging Markets Portfolios may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS -- The Worldwide High Income Portfolio may invest a portion of its assets in "loan participations." By purchasing a loan participation, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

SECURITIES LENDING -- Each Portfolio (except the Cash Management Portfolio) may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser or Subadviser to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.

BORROWING AND OTHER FORMS OF LEVERAGE -- All of the Portfolios (except the Cash Management Portfolio) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The Cash Management Portfolio may not borrow money, except from banks for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. In the event that asset coverage for a Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser or Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will maintain a segregated account of cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

INVESTMENT IN SMALL CAP COMPANIES -- The SunAmerica Balanced, Venture Value, Small Company Value and Aggressive Growth Portfolios and certain other Portfolios may invest in small companies having market capitalizations of under $1 billion. While such companies may realize more substantial growth than larger, more established companies, they may also be subject to some additional risks. The securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management then larger, more established companies and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies.

RISKS AND CONSIDERATIONS APPLICABLE TO INVESTMENT IN SECURITIES OF FOREIGN ISSUERS -- There are elements of risk and opportunity involved, when investments in foreign issuers are made, which include: trade imbalances and related economic policies; currency fluctuations; foreign exchange control policies; taxation on income from sources in such countries; expropriation or confiscatory taxation; limitation on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their industries; and other specific local political and economic considerations. There may be less information publicly available about foreign companies, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. Investment decisions made in the context of the Portfolios' objectives and policies involve the evaluation of opportunities and risks presented by probable future currency relationships, especially during periods of broad adjustments in such relationships.
The Emerging Markets Portfolio will invest, and the other Portfolios (except the Cash Management and Equity Index Portfolios) may invest, in issuers domiciled in, or governments of, developing countries or emerging markets as well as developed countries. Although there is no universally accepted definition, a developing or emerging market country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries; however, such markets can provide higher rates of return to investors. The risks described above with respect to investment in foreign securities generally may be exacerbated with respect to investments in developing or emerging countries; however, such markets can provide higher rates of return to investors. Investment in an emerging market country may involve certain risks, including a less diverse and mature economic structure, a less stable political system, an economy based on only a few industries or dependent on international aid or development assistance, the vulnerability to local or global trade conditions, extreme debt burdens, or volatile inflation rates.

The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend, among other things, on the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events which could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's nondollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Additional costs could be incurred in connection with a Portfolio's foreign investment activities. Foreign brokerage commissions are generally higher than in the U.S. and a Portfolio will bear certain expenses in connection with its foreign currency transactions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances including bankruptcy, ability to recover lost assets, expropriation, nationalization, record access, etc.) may be associated with the maintenance of assets in foreign jurisdictions.

AMERICAN DEPOSITARY RECEIPTS -- Certain of the Portfolios may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Portfolios' Subadvisers do not treat them as foreign securities. Nonetheless, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rate fluctuations are a major area of risk and opportunity for the Global Bond, Worldwide High Income, International Growth and Income, Global Equities, International Diversified Equities and Emerging Markets Portfolios, and is of some risk to the other Portfolios. Each Portfolio (other than the Cash Management and Equity Index Portfolios), has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts. Each may also purchase and sell exchange-traded futures contracts relating to foreign currency and purchase and sell put and call options on currencies and futures contracts. A significant portion of the Portfolios' currency transactions will be over-the-counter transactions.

Each Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Portfolio's portfolio securities.

Each Portfolio (other than the Cash Management and Equity Index Portfolios and except as described below), may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to an amount of the premium received, and a Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.

Each Portfolio that invests in foreign securities may utilize certain techniques to attempt to enhance return, including forward foreign currency exchange contracts, currency options and currency swaps. These techniques may be used when the Subadviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in the Portfolio. Each Portfolio may also use currency contracts and options to cross-hedge, which involves selling or purchasing instruments on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for hedging or non-hedging purposes, each Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. See the Statement of Additional Information for more information regarding foreign currency transactions.

The Global Bond, Worldwide High Income, Asset Allocation, Real Estate, International Growth and Income, Global Equities, International Diversified Equities and Emerging Markets Portfolios may enter into currency swaps. Currency swaps involve the exchange by the Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or a Subadviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the respective Portfolio would be less favorable than it would have been if this investment technique were not used.

EURO CONVERSION -- Effective January 1, 1999, several European countries will irrevocably fix their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Adviser is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.

OPTIONS ON SECURITIES AND SECURITIES INDICES -- Each Portfolio (other than the Cash Management Portfolio) may write (sell) covered call and put options on any securities in which it may invest. The Small Company Value and Equity Income Portfolios may each write covered call options covering up to 25% of the equity securities it owns. Each Portfolio may also write call and put options on any securities index composed of securities in which it may invest. The Small Company Value Portfolio does not intend to write call and put options on securities indices. A Portfolio may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. None of the Equity Income, Small Company Value and Equity Index Portfolios will invest more than 5% of the value of their total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price.

All call options written by each Portfolio are covered, which means that the Portfolio will own the securities subject to the option so long as the option is outstanding or will have an absolute and immediate right to acquire such security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets. A put option written by a Portfolio is covered if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by the Portfolio in liquid assets. Put and call options written by a Portfolio may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

Each Portfolio (other than the Cash Management, Equity Income, Small Company Value and Equity Index Portfolios) may purchase and write options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. All yield curve options written by a Portfolio will be covered in the manner described above.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities. In a closing purchase or sale transaction, a Portfolio acquires a position that offsets and cancels an option position then held by the Portfolio.

A Portfolio may purchase and sell both options that are traded: (i) on U.S. exchanges; (ii) on foreign exchanges; and (iii) over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the U.S. Securities and Exchange Commission ("SEC") changes its position, each Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities. However, for options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC staff.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to increase total return involves the risk of loss if the Adviser or Subadviser is incorrect in its expectations of fluctuations in securities prices or interest rates. The successful use of puts for hedging purposes depends in part on the ability of the Adviser or Subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets. A Portfolio pays brokerage commissions or spreads in connection with its options transactions. The writing of options could significantly increase portfolio turnover rate of a Portfolio and, therefore, associated brokerage commissions or spreads.

FUTURES CONTRACTS AND OPTIONS THEREON -- Futures contracts may be based on various securities (including U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The purchases of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices. The Equity Index Portfolio will use futures contracts and related options as a means of gaining exposure to securities in the S&P 500.

In addition, subject to regulations promulgated by the Commodity Futures Trading Commission, a Portfolio may engage in futures transactions for non-hedging purposes. For example, futures strategies can be used to manage the average duration of a Portfolio. To shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract; to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with the Trust's custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash or liquid securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. The loss incurred by a Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between a Portfolio's futures positions and portfolio positions will be impossible to achieve.

Investment in futures contracts or options thereon may also involve liquidity risks due, for example, to exchange-imposed daily trading limits that would prevent the Portfolio from liquidating an unfavorable position. See the Statement of Additional Information concerning futures and options contracts.

WARRANTS -- Certain Portfolios may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration.

INVERSE FLOATERS -- The Corporate Bond, Asset Allocation and Emerging Markets Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

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                                   MANAGEMENT
---------------------------------------------------------
---------------------------------------------------------

The Trust's Board of Trustees is responsible for the overall supervision of the operations of the Trust and performs various duties imposed on trustees of investment companies by the 1940 Act. The Board has retained others to provide certain services to the Trust.

INVESTMENT ADVISER -- SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SAAMCo is an indirect, wholly-owned subsidiary of Anchor National Life Insurance Company, which is an indirect subsidiary of SunAmerica Inc., an investment grade financial services company with assets held at December 31, 1997, of approximately $52 billion. SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds and private accounts. As of February 28, 1998, SAAMCo managed, advised and/or administered assets of approximately $13.7 billion.

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SAAMCo. The Agreement authorizes SAAMCo to retain one or more Subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for the Portfolio transactions. SAAMCo has hired Subadvisers for certain Portfolios, and manages the investments of other Portfolios itself without the assistance of a Subadviser. SAAMCo, in consultation with one or more SunAmerica affiliates, monitors the activities of the Subadvisers, and from time to time will recommend the replacement of a Subadviser on the basis of investment performance or other considerations.

SAAMCo may terminate any Subadvisory Agreement without shareholder approval. Moreover, SAAMCo has obtained an exemptive order from the SEC which would permit SAAMCo, subject to certain conditions, to enter into Subadvisory Agreements relating to the Trust with Subadvisers approved by the Board without obtaining shareholder approval. The exemptive order would also permit SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadvisory Agreement. Shareholders of a Portfolio have the right to terminate such agreements for such Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified when SAAMCo intends to commence relying on the exemptive order, and would be notified of any Subadviser changes effected thereafter.

Purchase and sale orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a Subadviser. The individual Portfolio Managers for both the Adviser and Subadvisers are identified in this section.

The term "Assets" means the average daily net assets of the Portfolio. The investment advisory fees are accrued daily and paid monthly.

The annual rates of the investment advisory fees which apply to the CASH MANAGEMENT PORTFOLIO are 0.55% on the first $100 million of Assets, 0.50% on the next $200 million and 0.45% on Assets over $300 million.

The annual rates of the investment advisory fees which apply to the CORPORATE BOND PORTFOLIO are 0.70% on the first $50 million of Assets, 0.60% on the next $100 million, 0.55% on the next $100 million and 0.50% on Assets over $250 million.

The annual rates of the investment advisory fees which apply to both the GLOBAL BOND AND ASSET ALLOCATION PORTFOLIOS are 0.75% on the first $50 million of Assets, 0.65% on the next $100 million, 0.60% on the next $100 million and 0.55% on Assets over $250 million.

The annual rates of the investment advisory fees which apply to the HIGH-YIELD BOND PORTFOLIO are 0.70% on the first $50 million of Assets, 0.65% on the next $100 million, 0.60% on the next $100 million and 0.55% on Assets over $250 million.

The annual rate of the investment advisory fees which applies to each of the WORLDWIDE HIGH INCOME AND INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS is 1.00% of Assets.


The annual rates of the investment advisory fees which apply to each of the SUNAMERICA BALANCED, GROWTH-INCOME, AND ALLIANCE GROWTH PORTFOLIOS are 0.70% on the first $50 million of Assets, 0.65% on the next $100 million, 0.60% on the next $150 million, 0.55% on the next $200 million, and 0.50% on Assets over $500 million.


The annual rates of the investment advisory fees which apply to the UTILITY AND FEDERATED VALUE PORTFOLIOS are 0.75% on the first $150 million of Assets, 0.60% on the next $350 million and 0.50% on Assets over $500 million.

The annual rate of the investment advisory fees which applies to the EQUITY INCOME PORTFOLIO is 0.65% of Assets.

The annual rate of the investment advisory fees which applies to the SMALL COMPANY VALUE PORTFOLIO is 1.00% of Assets.

The annual rate of the investment advisory fees which applies to the "DOGS" OF WALL STREET PORTFOLIO is 0.60% of Assets.

The annual rates of the investment advisory fees which apply to the VENTURE VALUE AND REAL ESTATE PORTFOLIOS are 0.80% on the first $100 million of Assets, 0.75% on the next $400 million and 0.70% on Assets over $500 million.

The annual rates of the investment advisory fees which apply to the PUTNAM GROWTH PORTFOLIO are 0.85% on the first $150 million of Assets, 0.80% on the next $150 million and 0.70% on Assets over $300 million.

The annual rates of the investment advisory fees which apply to the AGGRESSIVE GROWTH PORTFOLIO are 0.75% on the first $100 million of Assets, 0.675% on the next $150 million, 0.625% on the next $250 million and 0.60% on Assets over $500 million.

The annual rate of the investment advisory fees which applies to the EQUITY INDEX PORTFOLIO is 0.40% of Assets.

The annual rates of the investment advisory fees which apply to the INTERNATIONAL GROWTH AND INCOME PORTFOLIO are 1.00% on the first $150 million of Assets, 0.90% on the next $150 million and 0.80% on Assets over $300 million.

The annual rate of the advisory fee which applies to the EMERGING MARKETS PORTFOLIO is 1.25% of Assets.

The annual rates of the investment advisory fees which apply to the GLOBAL EQUITIES PORTFOLIO are 0.90% on the first $50 million of Assets, 0.80% on the next $100 million, 0.70% on the next $150 million and 0.65% on Assets over $300 million.


For the fiscal year ended November 30, 1997, the following Portfolios paid to SAAMCo a fee equal to the following percentage of Assets: Cash Management Portfolio -- 0.54%, Corporate Bond Portfolio -- 0.70%, Global Bond
Portfolio -- 0.72%, High-Yield Bond Portfolio -- 0.66%, Worldwide High Income Portfolio -- 1.00%, SunAmerica Balanced Portfolio -- 0.70%, Asset Allocation Portfolio -- 0.61%, Utility Portfolio -- 0.75%, Growth-Income
Portfolio -- 0.60%, Venture Value Portfolio -- 0.74%, Alliance Growth Portfolio -- 0.59%, Putnam Growth Portfolio -- 0.83%, Aggressive Growth Portfolio -- 0.75%, Global Equities Portfolio -- 0.76%, Federated Value Portfolio -- 0.75% and International Diversified Equities Portfolio -- 1.00%. For the period June 2, 1997 (commencement of operations) through November 30, 1997, the following Portfolios paid to SAAMCo a fee equal to the following percentage of Assets: Real Estate Portfolio -- 0.69%, International Growth and Income Portfolio -- 0.58% and Emerging Markets Portfolio -- 0.55%.


The advisory fees for the Putnam Growth Portfolio for the fiscal year ended November 30, 1997 was calculated at the annual rate set forth in the Statement of Additional Information under

"Investment Advisory and Management Agreement -- Advisory Fees."

For certain Portfolios, the Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the lesser of the following percentages of each of the following Portfolio's
Assets: SunAmerica Balanced Portfolio -- 1.00%, "Dogs" of Wall Street
Portfolio -- 0.85%, Utility Portfolio -- 1.05%, Federated Value
Portfolio -- 1.05%, Real Estate Portfolio -- 1.25%, International Growth and Income Portfolio -- 1.60%, Emerging Markets Portfolio -- 1.90%, Equity Index Portfolio -- 0.55%, Equity Income Portfolio -- 0.95% and Small Company Value Portfolio -- 1.40%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser (after June 3, 1996) with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations. For the fiscal year ended November 30, 1997, such recoupments were as follows: SunAmerica Balanced Portfolio -- 0.02%; Federated Value Portfolio -- 0.05%; and Aggressive Growth Portfolio -- 0.01%.

SAAMCo's Fixed Income Investment Team headed by P. Christopher Leary has been responsible for managing the CASH MANAGEMENT PORTFOLIO, HIGH-YIELD BOND PORTFOLIO and the fixed income component of the SUNAMERICA BALANCED PORTFOLIO since October 1996. Mr. Leary is an Executive Vice President of SAAMCo and has been a portfolio manager with the firm since 1990. John W. Risner has supervisory responsibility for the High-Yield Bond Portfolio. He is a Vice President of SAAMCo and joined the firm in February 1997. Prior to joining SAAMCo, Mr. Risner served as Senior Portfolio Manager of the Value Line Aggressive Income Trust and the Value Line Convertible Fund.

The Domestic Equity Investment Team is responsible for managing the AGGRESSIVE GROWTH PORTFOLIO, the equity component of the SUNAMERICA BALANCED PORTFOLIO and the "DOGS" OF WALL STREET PORTFOLIO. The Team is composed of eight investment professionals and traders, some of whom may focus more heavily on particular Portfolios or particular aspects of the domestic equity markets. Donna Calder has supervisory responsibility for the Aggressive Growth Portfolio. Ms. Calder is a Vice President of SAAMCo and has been a portfolio manager with the firm since March 1998. Prior to joining SAAMCo, Ms. Calder was the Founder and General Partner of Manhattan Capital Partners, L.P. Francis D. Gannon has supervisory responsibility for the equity component of the SunAmerica Balanced Portfolio and the "Dogs" of Wall Street Portfolio. Mr. Gannon joined SAAMCo as an equity analyst in 1993.

SUBADVISERS AND PORTFOLIO MANAGEMENT -- The organizations described below act as Subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees.

Alliance Capital Management L.P. The Subadviser for the Growth-Income, Alliance Growth and Global Equities Portfolios is Alliance. Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager, supervising client accounts with assets totaling over $218.7 billion as of December 31, 1997. Alliance serves its clients, who primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. As of December 31, 1997, Alliance was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.

The portion of the annual investment advisory fees received by SAAMCo which is paid to Alliance with respect to the Growth-Income and Alliance Growth Portfolios is 0.35% on the first $50 million of Assets, 0.30% on the next $100 million, 0.25% on the next $150 million, 0.20% on the next $200 million and 0.15% on Assets over $500 million; and with respect to the Global Equities Portfolio is 0.50% on the first $50 million of Assets, 0.40% on the next $100 million, 0.30% on the next $150 million and 0.25% on Assets over $300 million. For the fiscal year ended November 30, 1997, SAAMCo paid to Alliance, with respect to each Portfolio subadvised by Alliance, a fee equal to the following percentage of average daily net assets: Growth-Income Portfolio -- 0.25%, Alliance Growth Portfolio -- 0.24%, and Global Equities Portfolio -- 0.36%. James G. Reilly has served as the portfolio manager for the ALLIANCE GROWTH PORTFOLIO since the inception date of February 9, 1993. Mr. Reilly is a Senior Vice

President of Alliance and joined the company in 1984.

Michael R. Baldwin and Bruce W. Calvert have served as co-portfolio managers of the GROWTH-INCOME PORTFOLIO since the inception date of February 9, 1993 and Stephen W. Pelensky has served as a co-portfolio manager for the Portfolio since June 30, 1995. Mr. Baldwin is a Vice President of Alliance and joined the company in 1989. Mr. Calvert is Vice Chairman and Chief Investment Officer, and joined Alliance in 1973. Mr. Pelensky is a Vice President of Alliance and joined the company in 1994. Prior to joining Alliance, Mr. Pelensky was a portfolio manager and analyst with Affinity Investment Advisors and BEA Associates.

Mr. Pelensky has also served as co-portfolio manager of the domestic equity component of the GLOBAL EQUITIES PORTFOLIO since June 30, 1995 and Stephen Beinhacker has served as co-portfolio manager of the foreign equity component of the Global Equities Portfolio since February 1997. Mr. Beinhacker is a Director and Vice President of Alliance and joined the company in 1992.

Davis Selected Advisers, L.P. The Subadviser of the Venture Value and Real Estate Portfolios is Davis Selected, 124 East Marcy Street, Santa Fe, New Mexico 87501. Venture Advisers, Inc. is the sole General Partner of the limited partnership, which, in turn, is controlled by Shelby M.C. Davis. Davis Selected provides advisory services to other investment companies. As of February 28, 1998, Davis Selected had over $16.58 billion of assets under management. The Subadvisory Agreement with Davis Selected provides that Davis Selected may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however Davis Selected remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it.

The portion of the annual investment advisory fee received by SAAMCo which is paid to Davis Selected with respect to the Venture Value and Real Estate Portfolios is 0.45% on the first $100 million of Assets, 0.40% on the next $400 million and 0.35% on Assets over $500 million. For the fiscal year ended November 30, 1997, SAAMCo paid to Davis Selected, with respect to the Venture Value and Real Estate Portfolios, a fee equal to 0.39% and 0.22%, respectively, of each Portfolio's average daily net assets.
Christopher C. Davis has served as portfolio manager of the VENTURE VALUE PORTFOLIO since October 1994. He has been employed by Davis Selected since September, 1989 as a research analyst, assistant portfolio manager, co-portfolio manager, and portfolio manager, working side by side with Shelby M.C. Davis.

Andrew A. Davis has served as the primary portfolio manager of the REAL ESTATE PORTFOLIO since October 1994. He is a Vice President of Davis Series, Inc. and a Co-President of Davis Selected's General Partner. Until February 1993, he was the Vice President and head of convertible research at PaineWebber Incorporated. Shelby M.C. Davis previously served as co-portfolio manager of the Venture Value Portfolio. He will continue to consult with Christopher and Andrew Davis in his capacity as Chief Investment Officer of Davis Selected.

Federated Investment Counseling. The Subadviser for the Corporate Bond, Utility and Federated Value Portfolios is Federated, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated is a subsidiary of Federated Investors, Inc., a Pennsylvania corporation. All of the Class A (voting) stock of Federated Investors, Inc. is owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife and Mr. Donahue's son, J. Christopher Donahue, President and Director of Federated Investors, Inc. Federated, together with other subsidiaries of Federated Investors, Inc., serves as investment adviser to a number of investment companies and private accounts. With over $139.5 billion invested across more than 300 funds under management and/or administration as of December 31, 1997 Federated Investors, Inc. is one of the largest mutual fund investment managers in the U.S.

The portion of the annual investment advisory fees received by SAAMCo which is paid to Federated with respect to the Corporate Bond Portfolio is 0.30% on the first $25 million of Assets, 0.25% on the next $25 million, 0.20% on the next $100 million and 0.15% on Assets over $150 million; and with respect to each of the Utility and Federated Value Portfolios is 0.55% on the first $20 million of Assets, 0.35% on the next $30 million, 0.25% on the next $100 million, 0.20% on the next $350 million and 0.15% on Assets over $500 million. For the fiscal year ended November 30, 1997, SAAMCo paid to Federated, with respect to each Portfolio subadvised by Federated, a fee equal to the following percentage of average daily net assets: Utility -- 0.55%, Federated

Value -- 0.46%, and Corporate Bond Portfolio -- 0.27%.

Joseph M. Balestrino and Mark E. Durbiano have served as co-portfolio managers of the CORPORATE BOND PORTFOLIO since May 1996. Mr. Balestrino joined Federated Investors, Inc. in 1986 and has been a Vice President of Federated Advisers since 1995. Mr. Balestrino served as an Assistant Vice President of Federated Advisers from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst. Mr. Durbiano joined Federated Investors, Inc. in 1982 and has been a Senior Vice President of Federated Advisers since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of Federated Advisers. Mr. Durbiano is a Chartered Financial Analyst.

Linda A. Duessel has served as portfolio manager of the UTILITY PORTFOLIO since June 1996. Ms. Duessel joined Federated Investors, Inc. in 1991, and has been a Vice President of Federated Advisers since 1995. She was an Assistant Vice President of Federated Advisers from 1991 until 1995. Ms. Duessel is a Certified Public Accountant and a Chartered Financial Analyst.

Michael P. Donnelly and Arthur J. Barry have served as co-portfolio managers of the FEDERATED VALUE PORTFOLIO since October 1997 and October 1998, respectively. Mr. Donnelly joined Federated Investors, Inc. in 1989 as an Investment Analyst and has been a Vice President of Federated Investors, Inc. since 1994. He served as an Assistant Vice President of an affiliate of Federated Investors, Inc. from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst. Mr. Barry, who has been a Vice President of Federated since July 1998 and was an Assistant Vice President from April 1997 to July 1998, joined an affiliate of Federated in 1994 as an Investment Analyst. Mr. Barry is a Chartered Financial Analyst and received his M.S.I.A. from Carnegie Mellon University, where he concentrated in finance and accounting.

First American Asset Management. The Subadviser for the Equity Income, Small Company Value and Equity Index Portfolios is First American, a division of U.S. Bank National Association. First American is located at 601 Second Avenue South, Minneapolis, Minnesota 55402. First American has acted as an investment adviser to First American Investment Funds, Inc. since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of July 31, 1998, First American was managing accounts with an aggregate value of approximately $77 billion, including mutual fund assets of approximately $31 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for First American.

The portion of the annual investment advisory fees received by SAAMCo which is paid to First American with respect to the Equity Income Portfolio is 0.30% of all assets; with respect to the Equity Index Portfolio is 0.125% of all assets; and with respect to the Small Company Value Portfolio is 0.80% of all assets.

The EQUITY INCOME PORTFOLIO is managed by a committee comprised of Gerald C. Bren, James Doak, Albin S. Dubiak, Cori B. Johnson, John M. Murphy, Roland P. Whitcomb and Glenn E. Johnson, whose backgrounds are set forth below. The SMALL COMPANY VALUE FUND PORTFOLIO is managed by a committee comprised of Albin S. Dubiak, John D. Grangaard, Michael K. Sabbann, Douglas K. Rose, Robert L. Buss, Anthony W. Hipple and Frank G. Magdalen, whose backgrounds also are set forth below.

James Doak joined First American in 1982 after serving for two years as vice president of INA Capital Advisors and ten years as Vice President of Loomis-Sayles & Co. He has managed assets for individual and institutional clients, specializing in equity investments. Mr. Doak received his bachelor's degree from Brown University and his master's degree in business administration from Wharton School of Business. He is a Chartered Financial Analyst.

John M. Murphy, Jr. is Chief Investment Officer of First American, having joined the Subadviser in 1984. He has more than 30 years in the investment management field and served with Investment Advisers, Inc. and Blyth, Eastman, Dillon & Co. before joining First American. Mr. Murphy received his bachelor's degree from Regis College.

Gerald C. Bren joined First American in 1972 as an investment analyst. Mr. Bren received his master's degree in business administration from the University of Chicago. He is a Chartered Financial Analyst.

Albin S. Dubiak began his investment career as a security trader with The First National Bank of Chicago in 1963 before joining First American as an investment analyst in 1969. Mr. Dubiak received his bachelor's degree from Indiana University and his master's degree in business administration from the University of Arizona.

Cori B. Johnson joined First American in 1991 as a securities analyst. Ms. Johnson received her bachelor's degree from Concordia College and her master's degree in business administration from the University of Minnesota. She is a Chartered Financial Analyst.

Roland P. Whitcomb, Jr. joined First American in 1986 after serving as an account executive with Smith Barney & Co. since 1979. Mr. Whitcomb received his bachelor's degree from the University of Chicago. He is a Chartered Financial Analyst.

Douglas K. Rose joined First American in 1996 and has 10 years of investment industry experience. Mr. Rose has analytic responsibilities for the business services, environmental services, leisure and restaurant/lodging industries. Mr. Rose holds a bachelor's degree from the University of Nebraska, and a master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

Robert L. Buss joined First American in 1989 and has nine years of investment industry experience. In 1996, Mr. Buss began analytical work in the equity research area covering electric equipment, machinery and diversified manufacturing. Mr. Buss holds a bachelor's degree in economics from the University of Minnesota.

Anthony W. Hipple is primarily responsible for portfolio analytics and screening. Mr. Hipple joined First American in 1996 and has four years of investment industry experience. Mr. Hipple holds a bachelor's degree from the University of Northern Iowa and a master's degree in business administration from the University of Iowa.

Frank G. Magdalen joined First American in 1979 and has 24 years of investment industry experience. Prior to joining First American, he was with the First Interstate and Farmers Group. Mr. Magdalen received his bachelor's degree from the University of Portland and his master's degree in business administration from the University of Southern California. He is a Chartered Financial Analyst and past president of the Portland Society of Financial Analysts.

Glenn E. Johnson joined First American in 1989 and has 13 years of investment industry experience. Prior to joining First American, he was an analyst with Piper Jaffray Inc. Mr. Johnson received his bachelor's degree and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

Michael K. Sabbann joined First American in 1998 and has 11 years of investment industry experience. Mr. Sabbann is responsible for analyzing and recommending equity investments in small market capitalization companies for the Small Company Value Portfolio. Mr. Sabbann received an MBA from the University of Minnesota's Carlson School of Business in 1986 and a BA in chemistry from the University of Minnesota in 1979. He is a Certified Financial Analyst.

John D. Grangaard joined First American in 1998 and has a diverse background with 18 years of experience in the financial industry. Mr. Grangaard's responsibilities include analysis for the financial industry in managing the Small Company Value Portfolio. His professional responsibilities have included work in securities analysis, corporate finance and banking, venture capital, asset liability management and strategic planning. Mr. Grangaard holds a B.A. in English from Yale University, an MBA in finance from the University of Minnesota and a JD from the University of North Dakota.

The EQUITY INDEX PORTFOLIO is managed by James S. Rovner and Evan C. Lundquist.

James S. Rovner joined First American in 1986 and has managed assets for institutional and individual clients for over 15 years, specializing in equity and balanced investment strategies. Mr. Rovner received his bachelor's degree and his master's degree in business administration from the University of Wisconsin. He is a Chartered Financial Analyst.

Evan C. Lundquist joined First American in 1993 and has four years of investment industry experience. Mr. Lundquist has analytic responsibilities for paper/forest products, metals and mining, steel, engineering and construction, and building and appliances industries. Mr. Lundquist received his bachelor's degree from St. Mary's College.

Goldman Sachs Asset Management. The Subadviser for the Asset Allocation Portfolio is GSAM, a separate operating division of Goldman, Sachs & Co.

Goldman Sachs Asset Management-International. The Subadviser for the Global Bond Portfolio is GSAM-International, an affiliate of Goldman, Sachs & Co. Goldman, Sachs & Co. is a New York limited partnership with its principal offices at 85 Broad Street, New York, New York 10004.

GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management;

institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management. As of February 23, 1998, GSAM, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $148 billion in assets.

GSAM-International was organized in 1990 as a company with limited liability under the laws of England. It is authorized to conduct investment advisory business in the United Kingdom as a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization. GSAM and GSAM-International are able to draw on the research and market expertise of Goldman, Sachs & Co. in making investment decisions for the Portfolios for which they act as Subadviser. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities.

The portion of the annual investment advisory fees received by SAAMCo which is paid to GSAM with respect to the Asset Allocation Portfolio is 0.40% on the first $50 million of Assets, 0.30% on the next $100 million, 0.25% on the next $100 million and 0.20% on Assets over $250 million. For the fiscal year ended November 30, 1997, SAAMCo paid to GSAM, with respect to the Asset Allocation Portfolio, a fee equal to 0.26% of average daily net assets. The portion of the annual investment advisory fees received by SAAMCo which is paid to GSAM-International with respect to the Global Bond Portfolio is 0.40% on the first $50 million of Assets, 0.30% on the next $100 million, 0.25% on the next $100 million and 0.20% on Assets over $250 million. For the fiscal year ended November 30, 1997, SAAMCo paid to GSAM-International, with respect to the Global Bond Portfolio, a fee equal to 0.36% of the Portfolio's average daily net assets.

Greg Gigliotti, Vice President of GSAM, Thomas S. Price, Vice President of GSAM, Lawrence S. Sibley, Vice President of GSAM and Karma Wilson, Vice President of GSAM serve as co-portfolio managers of the equity portion of the ASSET ALLOCATION PORTFOLIO. Mr. Gigliotti joined GSAM in 1997. From 1996 to 1997 he was a Vice President and senior analyst at Franklin Mutual Advisors, Inc., the asset management division of Franklin Resources, Inc. From 1989 to 1996 he was a Vice President and senior analyst at Heine Securities Corporation which was purchased by Franklin Resources, Inc. Mr. Price joined GSAM in 1997. From 1996 to 1997 he was a Vice President and senior analyst at Franklin Mutual Advisors, Inc., the asset management division of Franklin Resources, Inc. From 1993 to 1996 he was a Vice President and senior analyst at Heine Securities Corporation which was purchased by Franklin Resources, Inc. Mr. Sibley joined GSAM in 1997. From 1994 to 1997 he headed Institutional Equity Sales at J.P. Morgan Securities and from 1987 to 1994, he was a principal of Sanford C. Bernstein & Co. in its Institutional Sales Department. Ms. Wilson joined GSAM in 1994. Prior to 1994, she was an investment analyst with Bankers Trust Australia Ltd. Before 1992 she was employed at Arthur Andersen LLP.

Jonathan A. Beinner and Richard C. Lucy have served as co-portfolio managers of the fixed income portion of the Asset Allocation Portfolio since its inception date of July 1, 1993. Mr. Beinner is a Managing Director of Goldman, Sachs and Co. -- Head of GSAM's U.S. Fixed Income Department, where he joined the Funds Group in 1990. Mr. Lucy is a Vice President of Goldman, Sachs and Co.'s Fixed Income Department, where he joined the Funds Group in 1992.

Stephen C. Fitzgerald and Andrew F. Wilson serve as co-portfolio managers of the GLOBAL BOND PORTFOLIO. Mr. Fitzgerald has served as co-portfolio manager since the inception date of July 1, 1993 and Mr. Wilson has served as co-portfolio manager since December 1, 1995. Mr. Fitzgerald, an Executive Director and Chief Investment Officer for international fixed income in the London office, joined GSAM-International in 1992. Mr. Wilson, an Executive Director and Portfolio Manager for international fixed income in the London office, joined GSAM-International in December 1995. Prior to joining GSAM-International, Mr. Wilson spent three years as an Assistant Director of Rothschild Asset Management, where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies.

Morgan Stanley Dean Witter Investment Management Inc. The Subadviser of the Worldwide High Income and International Diversified Equities Portfolios is MSDW Investment Management, 1221 Avenue of the Americas, New York, New York 10020. MSDW Investment Management is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and provides a broad range of portfolio management services to customers in the United States and abroad. As of February 28, 1998, MSDW

Investment Management, together with its affiliated institutional investment management companies, had approximately $154.6 billion of assets under management (inclusive of assets under fiduciary advisory control).

Morgan Stanley Dean Witter & Co. is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

The portion of the annual investment advisory fee received by SAAMCo which is paid to MSDW Investment Management with respect to each of the Worldwide High Income and International Diversified Equities Portfolios is 0.65% on Assets up to $350 million and 0.60% on Assets thereafter. For the fiscal year ended November 30, 1997, SAAMCo paid to MSDW Investment Management, with respect to the International Diversified Equities Portfolio and Worldwide High Income Portfolio, a fee equal to 0.65% of each Portfolio's average daily net assets.

Robert Angevine, Thomas L. Bennett, Stephen F. Esser and Abigail L. McKenna serve as co-portfolio managers for the Worldwide High Income Portfolio. Mr. Angevine has served as a co-portfolio manager since the inception date of October 28, 1994, and Mr. Bennett, Mr. Esser and Ms. McKenna have served as co-portfolio Managers since October, 1998. Mr Angevine is a principal of Morgan Stanley & Co. Incorporated ("Morgan Stanley") and a portfolio manager of MSDW Investment Management's high yield investments. He has been with the firm since 1988. Mr. Bennett, a Managing Director of Morgan Stanley, joined MSDW Investment Management in 1996 and has been a portfolio manager with Miller, Anderson and Sherrerd, LLP ("MAS"), an affiliate of MSDW Investment Management, since 1984. Mr. Esser, also a Managing Director of Morgan Stanley, joined MSDW Investment Management in 1996 and has been a portfolio manager with MAS since 1988. Ms. McKenna, a Vice President of MSDW Investment Management and Morgan Stanley, joined the firm in 1996. She focuses primarily on the trading and management of the emerging markets debt portfolios. Prior to joining MSDW Investment Management, she was a Senior Portfolio manager at MetLife Investment Management Corp. from 1995 to 1996 and Limited Partner at Weiss Peck & Greer from 1991 to 1995 where she was responsible for the trading and management of Corporate Bond Portfolios.

Barton Biggs and Ann Thivierge serve as co-portfolio managers for the International Diversified Equities Portfolio. Mr. Biggs has served as a co-portfolio manager since the inception date of October 28, 1994 and Ann Thivierge has served as a co-portfolio manager since July 1, 1995. Mr. Biggs joined Morgan Stanley Dean Witter & Co. in 1973 as a General Partner and Managing Director. He has been Chairman and a Director of MSDW Investment Management and a Managing Director of Morgan Stanley since 1975. Ms. Thivierge joined the company in 1986 as an analyst and served as a Vice President of MSDW Investment Management from 1992 to 1996. She is currently a Principal of MSDW Investment Management.



Putnam Investment Management, Inc. The Subadviser of the Putnam Growth, International Growth and Income and Emerging Markets Portfolios is Putnam, a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed approximately $256 billion as of February 28, 1998. Putnam is a subsidiary of Putnam Investments, Inc., which, other than a minority interest owned by employees, is wholly owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.


The portion of the annual investment advisory fees received by SAAMCo which is paid to Putnam with respect to the Putnam Growth Portfolio is 0.50% on the first $150 million of Assets, 0.45% on the next $150 million of Assets and 0.35% on Assets over $300 million. Putnam became the Subadviser to the Putnam Growth Portfolio on April 15, 1997. For the fiscal year ended November 30, 1997, with respect to the International Growth and Income and Emerging Markets Portfolios, and for the period April 15, 1997 through November 30, 1997, with respect to the Putnam Growth Portfolio, SAAMCo paid to Putnam, a fee equal to 0.32%, 0.50% and 0.33%, respectively. For the period December 1, 1996 through April 14, 1997, SAAMCo paid to the Portfolio's predecessor subadviser, Provident Investment Counsel, Inc., with respect to the Provident Growth Portfolio a fee equal to 0.15% of the Portfolio's average daily net assets. See "Investment Advisory and Management Agreement -- Advisory Fees" in the Statement of Additional Information for the annual rates applicable with respect to the predecessor subadvisers. The portion of the annual investment advisory fees received by SAAMCo which is paid to Putnam with respect to the International Growth and Income Portfolio is 0.65% on the first $150 million of Assets,
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

0.55% on the next $150 million of Assets and 0.45% on Assets over $300 million. The portion of the annual investment advisory fees received by SAAMCo which is paid to Putnam with respect to the Emerging Markets Portfolio is 1.00% on the first $150 million of Assets, 0.95% on the next $150 million of Assets and 0.85% on Assets over $300 million.

C. Beth Cotner, Richard England, Manuel H. Weiss and David Santos have served as co-portfolio managers of the PUTNAM GROWTH PORTFOLIO since April 1997. Ms. Cotner, a Senior Vice President of Putnam has been an investment professional with Putnam since 1995. Prior to that time, she was an Executive Vice President of Kemper Financial Services. Mr. England, a Senior Vice President of Putnam has been an investment professional with Putnam since 1992. Mr. Weiss, a Senior Vice President of Putnam has been an investment professional with Putnam since 1987. Mr. Santos, a Vice President of Putnam has been an investment professional with Putnam since 1986.

Deborah F. Kuenstner and George W. Stairs have served as co-portfolio managers of the INTERNATIONAL GROWTH AND INCOME PORTFOLIO since March 1998. Ms. Kuenstner is a Senior Vice President of Putnam. Prior to March 1997, she was Senior Portfolio Manager at Dupont Pension Fund Management. Mr. Stairs is a Senior Vice President of Putnam. Prior to July 1994, he was an Associate at Value Quest Ltd.

Thomas R. Haslett, Managing Director of Putnam and J. Peter Grant, Senior Vice President of Putnam, serve as co-portfolio managers of the EMERGING MARKETS PORTFOLIO. Mr. Haslett has been an investment professional with Putnam since 1996. Prior to December 1996, he was a Managing Director of Montgomery Asset Management, Ltd. Mr. Grant has been an investment professional with Putnam since 1973.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT -- State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian, transfer agent and dividend paying agent. State Street maintains custody of the Trust's securities and cash and the records of each shareholder's account. State Street also performs other related shareholder service functions.
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                        PORTFOLIO TURNOVER AND BROKERAGE
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All Portfolios effect portfolio transactions without regard to the length of time particular investments have been held. Under certain market conditions, the investment policies of the Portfolios may result in high portfolio turnover. The portfolio turnover rates for the Portfolios (other than the Equity Income, Small Company Value, "Dogs" of Wall Street, and Equity Index Portfolios) are contained in the section entitled "Financial Highlights." The portfolio turnover rates for the following Portfolios are not expected to exceed the stated percentages:
"Dogs" of Wall Street Portfolio -- 25%; Equity Income Portfolio -- 30%; Equity Index Portfolio -- 10%; and Small Company Value Portfolio -- 40%. High portfolio turnover involves correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs that are borne directly by the Portfolio involved. Higher turnover rates reflect an increased rate of realization of gains and losses by the Portfolio, which would normally affect the taxable income of the Portfolio's shareholders. Where the shareholder is an insurance company separate account funding variable annuity contracts, qualified as such under the Code, however, the contract owners are not currently charged with such income or losses except to the extent provided under the Code (normally when distributions under the contracts are made). Corporate bonds and U.S. government securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.

Broker-dealers involved in the execution of portfolio transactions on behalf of the Trust are selected on the basis of their professional capability and the value and quality of their services. In selecting such broker-dealers, the Adviser and Subadvisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets in which the security can be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. The Adviser or a Subadviser also may select broker-dealers which provide it with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's or Subadviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Further, the Adviser or a Subadviser may effect

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